UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material under §240.14a-12

Avenue Income Credit Strategies Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Avenue Income Credit Strategies Fund

399 Park Avenue, 6th Floor
New York, NY 10022

September [  ], 2017

Dear Shareholder:

We are pleased to enclose the notice and Proxy Statement for the Special Meeting of Shareholders (the “Special Meeting”) of the Avenue Income Credit Strategies Fund, a Delaware statutory trust (the “Fund”), to be held on November 16, 2017, at 8:00 a.m., Eastern Time, at the offices of Dechert LLP, 1095 Avenue of the Americas, 28th Floor, New York, New York 10036.

The Fund’s Board of Trustees (the “Board”), including the Trustees who are not “interested persons” (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are asking you to approve significant, and we believe, positive changes to the Fund. If approved by the shareholders, these changes would result in a new investment adviser and a new sub-adviser providing advisory (and administrative) services to the Fund.

You are being asked to approve a new investment advisory agreement with Aberdeen Asset Managers Limited (“AAML”) and a new sub-advisory agreement with Aberdeen Asset Management Inc. (“AAMI”). In addition, you are being asked to elect three new Trustees to serve as the Trustees of the Fund. The new Trustees would take office only if the new investment advisory agreement and new sub-advisory agreement are approved by shareholders of the Fund. If those agreements are approved at the Special Meeting and the new Trustees are elected by shareholders, and certain other conditions are fulfilled, AAML and AAMI will serve as investment adviser and sub-adviser to the Fund, respectively, and the new Trustees will replace the current Independent Trustees. If the new investment advisory and sub-advisory agreements are not approved by shareholders, or if the new Trustees are not elected by shareholders, the current Board will continue to serve the Fund, and Avenue Capital Management II, L.P. will continue to serve as investment adviser to the Fund. The enclosed Notice of Special Meeting outlines all of the items for you to consider and vote upon. This proxy statement gives details about each proposal and should be carefully read and considered before you vote.

The Board believes all of the proposals are in the best interests of the Fund and its shareholders and recommends that you vote “FOR” each proposal.

Whether or not you intend to attend the Special Meeting, you may vote by proxy by completing, signing and returning your proxy card in the enclosed postage-paid envelope.  Please familiarize yourself with each proposal and vote immediately, even if you plan to attend the Special Meeting.

Following this letter we have included questions and answers regarding the Proxy Statement.  This information is designed to help you answer questions you may have and help you cast your votes, and is being provided as a supplement to, not a substitute for, the Proxy Statement, which we urge you to review carefully.

If your completed proxy card is not received, you may be contacted by representatives of the Fund or by our proxy solicitor, Georgeson LLC (“Georgeson”).  Georgeson has been engaged to assist the Fund in soliciting proxies.  Representatives of Georgeson will remind you to vote your shares.

Sincerely,

Randolph Takian
President and Chief Executive Officer

QUESTIONS AND ANSWERS
REGARDING THE PROXY STATEMENT AND
SPECIAL MEETING OF SHAREHOLDERS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the proposals (“Proposals”) to be considered at the Special Meeting.  Your vote is important.

Q.  Why are you sending me this information?

A.  You are receiving this Proxy Statement because you own shares of the Fund and have the right to vote on the very important Proposals concerning your investment.

Q.  What am I being asked to vote “FOR” in this Proxy Statement?

A.  At the Special Meeting, you will be asked:

1.              To approve a new investment advisory agreement between the Fund and Aberdeen Asset Managers Limited (“Proposal 1”);

2.              To approve a sub-advisory agreement by and among the Fund, Aberdeen Asset Managers Limited and Aberdeen Asset Management Inc. (“Proposal 2”);

3.              To elect three Trustees, each to serve for a term from one to three years or until his or her successor has been duly elected and qualified, and each to take office only if Proposal 1 and Proposal 2 are both approved by shareholders of the Fund and only after resignation of the current Independent Trustees (as defined below) is effective (“Proposal 3”); and

4.              To transact such other business as may be properly presented at the Special Meeting or any adjournments thereof.

The Transaction described in this Proxy Statement is contingent upon each of Proposals 1, 2 and 3 being approved by shareholders of the Fund. If any of the Proposals are not approved by shareholders of the Fund, the Transaction will not be completed, in which case Avenue Capital Management II, L.P. will continue to serve as the Fund’s investment adviser, and the current Board will continue to serve.

Q.  How does the Board recommend that I vote?

A.  The Board, including all of the Independent Trustees, have unanimously recommended that shareholders vote FOR all of the Proposals, and FOR all Trustee nominees described in such Proposals. If no instructions are indicated on your proxy, the representatives holding proxies will vote in accordance with the recommendations of the Board.

Q.  What changes are being proposed to the Fund’s investment adviser?

A.  Avenue Capital Management II, L.P. (“Avenue”) currently serves as the investment adviser to the Fund.  Both Avenue and the Fund’s Board have determined that it is in the Fund’s best interest that a new investment adviser and sub-adviser be engaged to provide services to the Fund.

On August 3, 2017, the Fund’s Board, including all of the Independent Trustees, approved a new investment advisory agreement (the “New Investment Advisory Agreement”) between the Fund and Aberdeen Asset Managers Limited (“AAML”) and a sub-advisory agreement by and among the Fund, AAML and Aberdeen Asset Management Inc. (“AAMI”) (the “New Sub-Advisory Agreement” and together with the New Investment Advisory Agreement, the “New Advisory Agreements”).  AAML and AAMI are collectively referred to as “Aberdeen.”  AAML and AAMI are indirect subsidiaries of Standard Life Aberdeen plc (“Standard Life Aberdeen” and with

Aberdeen referred to as “Aberdeen Companies”). Avenue and the Aberdeen Companies are not affiliates of each other and have not previously engaged in any transactions with each other.

The Proxy Statement provides additional information about Aberdeen and the New Advisory Agreements.  If the Proposals are approved at the Special Meeting, we expect that the New Advisory Agreements will become effective and Aberdeen will assume its responsibilities thereunder promptly following the Special Meeting.

On August 3, 2017, Avenue and AAML entered into a separate agreement (the “Asset Purchase Agreement”) pursuant to which AAML will acquire certain assets related to Avenue’s business of providing investment management services to the Fund (the “Business”) if AAML becomes the investment adviser of the Fund and AAMI becomes the sub-adviser of the Fund pursuant to the New Advisory Agreements upon receipt of the necessary approvals of the New Advisory Agreements and satisfaction or waiver of certain other conditions.  More specifically, under the Asset Purchase Agreement, Avenue has agreed to transfer to AAML, for a cash payment at the closing of the Asset Transfer (as defined below) and subject to certain exceptions, (i) all right, title and interest of Avenue and its affiliates in and to the accounts, books, files, working papers and other records or documents  to the extent solely used or held for use in the Business; (ii) the right to include in AAML’s and in the Fund’s performance information the investment performance of the Fund since the inception of the Fund; and (iii) all goodwill of the Business as a going concern.  Such transfers hereinafter are referred to collectively as the “Asset Transfer.” Randolph Takian, a Trustee who is currently an “interested person” of the Fund as defined in the 1940 Act (the “Interested Trustee”), will receive a portion of the cash proceeds that Avenue receives from AAML in connection with the Asset Transfer.

The Fund is not a party to the Asset Purchase Agreement; however, the completion of the Asset Transfer is subject to shareholder approval of the Proposals described in this Proxy Statement.  Therefore, if shareholders do not approve the New Advisory Agreements and elect the Trustee nominees at the Special Meeting or if the other conditions in the Asset Purchase Agreement are not satisfied or waived, then the Asset Transfer will not be completed and the Asset Purchase Agreement will terminate.

Q.  Why is the Board Recommending Aberdeen?

A.  Standard Life Aberdeen, together with its affiliates (“Aberdeen Global”), is a global business with offices in 50 cities around the world, servicing clients in 80 countries and is one of the world’s largest asset management firms.    Clients access the Aberdeen Global investment expertise drawn from three main asset classes: equities, fixed income and real estate, as well as alternative strategies.  The scale of Aberdeen Global’s business as a whole is reflected with Aberdeen Global’s substantial resource and global infrastructure dedicated to these and other strategies from both an investment management, distribution, administration and operational perspective.   Aberdeen has extensive experience in managing fixed income securities with substantial assets under management in markets directly relevant to the Fund. As of December 31, 2016, Aberdeen Global had approximately $179 billion in fixed income assets under management.  Moreover, closed-end funds are an important element of the Aberdeen Global client base in the U.S. and globally.  Aberdeen Global currently manages 13 U.S. closed-end funds.  If the New Advisory Agreements are approved, the Fund would complement, rather than compete with, Aberdeen Global’s U.S. closed-end fund family.  Aberdeen Global has substantial experience in assimilating closed-end funds into its family of funds.  The Fund would be managed by an experienced fixed income team offering management based within the regions in which the Fund invests.  Furthermore, Aberdeen Global offers a strong commitment to and record of regulatory and legal compliance in its registered fund families.  For further details on the Board’s decision to recommend Aberdeen, please see “Board Evaluation of the New Advisory Agreements” in the Proxy Statement.

The Board believes that approval of the New Advisory Agreements would be in the best interest of the Fund.

Q.  How will the New Advisory Agreements affect me as a Fund shareholder?

A.  The New Advisory Agreements will not affect your shares and you will still own the same shares in the Fund.  The New Investment Advisory Agreement has terms that are substantially similar to the terms of the current investment advisory agreement between Avenue and the Fund (the “Avenue Advisory Agreement”), and will have the same fee rates and structure as is currently in effect, which will result in identical fee rates.  Certain differences, which generally operate to the benefit of Fund shareholders, will exist in the New Advisory Agreements between Aberdeen and the Fund.  These differences are described in detail in the Proxy Statement.  If shareholder approval of

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the Proposals is obtained, Aberdeen promptly thereafter will assume responsibility for management of the Fund’s investment portfolios.

Q.  Will the proposed new investment adviser and sub-adviser change the Fund’s investment objective and policies?

A.  No. The Fund’s primary investment objective to seek a high level of current income with a secondary objective of capital appreciation will not change as a result of the New Advisory Agreements. Similarly, the Fund’s fundamental and non-fundamental investment policies will not change as a result of the New Advisory Agreements.

Following the Transaction, once AAML and AAMI assume management responsibilities as the Fund’s investment adviser and sub-adviser, the Fund will be managed in accordance with Aberdeen’s investment philosophy and processes. Aberdeen uses a team-based approach characterized by collaboration between their portfolio managers and other professionals. There is no practical delineation between the employees of the two legal entities. The proposed investment team employs a fundamental investment process characterized by intensive first-hand research involving a detailed evaluation of issuers and securities. The team uses internally developed macro views on the global economy and specific regions when constructing portfolios. The research team evaluates securities for potential purchase only after it verifies the financial soundness of an issuer. The investment teams examine the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions, industry-specific factors and risks including environmental, social and governance. The teams assess how these issues are managed and mitigated as well as the opportunities that they might create for the issuer. Before purchasing or selling securities, the team of Aberdeen professionals would conduct a thorough research review and evaluate the purchase or sale against other potential alternatives. The team would sell investments that achieve full valuation or experience sufficient deterioration and replace them with securities that it determines to be more attractive. There is continuous dialogue and sharing of research and information among all of the investment management professionals at Aberdeen, including portfolio managers, research analysts and traders.

Research is conducted both in-house and through the use of external sources. Where Aberdeen uses external research, it is principally from brokers at the initial stage of the screening process in order to identify which companies to research more fully. Occasionally, external research is used as an additional source of information or as a basis of comparison with the analyses conducted by Aberdeen.

Q.  Why am I being asked to vote for three new Trustees in Proposal 3?

A.  Section 16 of the 1940 Act requires that certain percentages of trustees on boards of registered investment companies must have been elected by shareholders under various circumstances. In general, at least a majority of the trustees must have been elected to such office by shareholders. In addition, new trustees cannot be appointed by existing trustees to fill vacancies created by retirements, resignations or an expansion of a board unless, after those appointments, at least two thirds of the trustees have been elected by shareholders.

The current Board has determined that if the new investment advisory agreement with AAML and the new sub-advisory agreement with AAMI are approved by shareholders and entered into by the Fund, it would be in the best interests of the Fund and its shareholders if new Independent Trustees were elected to serve. This new slate of Independent Trustees is described in Proposal 3.

If the New Advisory Agreements are approved by shareholders, and the new slate of Independent Trustees is elected by the shareholders, the current Independent Trustees would resign from their positions immediately prior to the completion of the Transaction, and the nominees described in Proposal 3 would, if elected, serve as Trustees of the Fund.  Mr. Takian, the current Interested Trustee, will continue to serve as a Trustee.  In addition, subject to the same conditions, the current officers of the Fund are expected to resign immediately prior to the completion of the Transaction. The entry into office of the new Trustees would be effective as of the closing of the Transaction (as defined in the Proxy Statement). The entry into office of the new officers of the Fund would also be effective upon their election by the new Board.

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If either Proposal 1 or Proposal 2 is not approved by shareholders, none of the nominees in Proposal 3 will serve as Trustees to the Fund, even if elected by shareholders. In such an event, the current Board would continue to serve.

The Transaction described in this Proxy Statement is contingent upon each of Proposals 1, 2 and 3 being approved by shareholders of the Fund. If any of the Proposals are not approved by shareholders of the Fund, the Transaction will not be completed.

Q.  Why are you recommending that the shareholders approve the slate of Trustees in Proposal 3?

A.  If shareholders approve the New Advisory Agreements, the Fund will undergo changes in its day-to-day operations, investment management, administration and other matters, insofar as these functions will be performed by different organizations and personnel. Two of the Independent Trustees nominated in Proposal 3 serve on boards of funds for which Aberdeen provides advisory services, and as such, these nominees have developed a certain level of familiarity with the investment philosophy, capabilities, personnel and ethics of Aberdeen. The current Board believes that having trustees who are familiar with Aberdeen’s philosophy and investment approach is important and will result in a more efficient transition. In addition, as costs associated with the Post-Transaction Board (as defined in the Proxy Statement) would be allocated across a larger fund complex, the Fund’s Trustee-related expenses will decline if the Transaction is completed and the new Board takes office.

As described in the answer to a previous Question, the 1940 Act requires that certain percentages of trustees of boards be elected by shareholders. Furthermore, new trustees cannot be appointed by existing trustees to fill vacancies created by retirements, resignations or an expansion of a board unless, after those appointments, at least two thirds of the trustees have been elected by shareholders. As a consequence, the current Board is recommending that shareholders approve the slate of Independent Trustees in Proposal 3 at the Special Meeting.

Q.  Will the Proposals result in a change in the Fund’s service providers?

A.  AAML will replace Avenue as the Fund’s investment adviser. AAMI will replace State Street Bank and Trust Company (“State Street”) as administrator of the Fund. State Street will remain as the sub-administrator of the Fund. KPMG LLP will replace PricewaterhouseCoopers LLP as auditor of the Fund.  However, the Fund’s custodian, transfer agent and dividend-paying agent will remain the same following the approval of the Proposals.

Q.  Will the Fund’s name change?

A.  Yes. It is anticipated that, following the Transaction, the Fund’s name will be changed to Aberdeen Income Credit Strategies Fund.

Q.  Will the fee rates payable under the New Advisory Agreements increase? Will total fund expenses increase?

A.  No.  If the Transaction is approved, the New Advisory Agreements will provide for the same fees as currently in effect. Although AAMI will serve as the new administrator and this will result in an increased administration fee, AAML has agreed to contractually reimburse the Fund so that total other expenses of the Fund (excluding interest, taxes, brokerage commissions, expenditures which are capitalized in accordance with generally accepted accounting principles, portfolio transaction and investment related expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business) are limited to 0.45% per year of the Fund’s average daily net assets for two years from the date on which AAML begins to manage the Fund. The expense cap under the letter agreement with AAML is lower than the Fund’s current expense cap, which is 0.50% per year of the Fund’s average daily net assets. As a result of the lowered expense cap, the overall expense ratio of the Fund is expected to decline somewhat.

Q.  Will the Fund pay for this proxy solicitation?

A.  No.  Avenue and AAML each will bear 50% of all normal and customary fees and expenses incurred by the Fund in connection with the Proposals (including, but not limited to, proxy and proxy solicitation costs, printing

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costs, expenses of holding additional Board and shareholder meetings and related legal fees).  Because the Fund is not a party to the Asset Purchase Agreement, it will bear no costs in connection with the Asset Transfer.

Q.  How do I vote my shares?

A.  By Mail: You may authorize your proxy by completing the enclosed proxy card by dating, signing and returning it in the postage-paid envelope.  Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR” the Proposals described above.

In Person: Attend the Special Meeting as described in the Proxy Statement.  If you wish to attend the Special Meeting, we ask that you call us in advance at 866-857-2624.

Q.  What if I hold my shares in “street name”?

A.  You should follow the voting directions provided by your bank, brokerage firm or other nominee.  You may complete and mail a voting instruction form to your bank, brokerage firm or other nominee or, in most cases, submit voting instructions by telephone or over the Internet to your bank, brokerage firm or other nominee.  If you provide specific voting instructions by mail, telephone or the Internet, your bank, brokerage firm or other nominee will vote your shares as you have directed.  Please note that if you wish to vote in person at the special meeting, you must obtain a “legal” proxy from your bank, brokerage firm or other nominee.

Q.  Whom should I call for additional information about the Proxy Statement?

A.  If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call Georgeson LLC, our proxy solicitor, at 866-857-2624.

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Avenue Income Credit Strategies Fund

399 Park Avenue, 6th Floor
New York, NY 10022

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

September [  ], 2017

To The Shareholders:

A Special Meeting of Shareholders of Avenue Income Credit Strategies Fund (the “Fund”) will be held on November 16, 2017, at 8:00 a.m., Eastern Time, at the offices of Dechert LLP, 1095 Avenue of the Americas, 28th Floor, New York, New York 10036, for the purpose of considering and voting upon proposals to:

1.                                      Approve a new investment advisory agreement between the Fund and Aberdeen Asset Managers Limited (“Proposal 1”).

2.                                      Approve a new sub-advisory agreement by and among the Fund, Aberdeen Asset Managers Limited and Aberdeen Asset Management Inc. (“Proposal 2”).

3.                                      Elect three Trustees, each to serve for a term from one to three years or until his or her successor has been duly elected and qualified, and each to take office only if Proposal 1 and Proposal 2 are all approved by shareholders of the Fund and only after resignation of the current Independent Trustees is effective (“Proposal 3”).

4.                                      Transact such other business as may be properly presented at the Special Meeting or any adjournments thereof.

The close of business on September 8, 2017, has been fixed as the record date (the “Record Date”) for the determination of Shareholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof.  The enclosed proxy is being solicited on behalf of the Board of Trustees of the Fund.

We will admit to a Special Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person’s broker, (3) persons who have been granted proxies and (4) such other persons whom we, in our sole discretion, may elect to admit.  All persons wishing to be admitted to the Special Meeting must present photo identification.  If you plan to attend the Special Meeting, we ask that you call us in advance at 866-857-2624.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on November 16, 2017: This Notice, the Proxy Statement and the form of proxy card are available on the Internet at www.avenuecapital.com/mutualstrategy.aspx.  On this website, you will be able to access the Notice, the Proxy Statement, the form of proxy card and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Board of Trustees,

Ty Oyer
Secretary

TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card(s), date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be.

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card(s) properly.

1.                                      Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.                                      Joint Accounts: Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.                                      Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

REGISTRATION

Corporate Accounts	Valid Signature

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodian Or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

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Avenue Income Credit Strategies Fund

399 Park Avenue, 6th Floor
New York, NY 10022

PROXY STATEMENT

For the Special Meeting of Shareholders,
to be held on November 16, 2017

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board,” with members of the Board being referred to as “Trustees”) of Avenue Income Credit Strategies Fund (the “Fund”) for use at the special meeting of Shareholders of the Fund (the “Special Meeting”) to be held on November 16, 2017, at 8:00 a.m., Eastern Time, at the offices of Dechert LLP, 1095 Avenue of the Americas, 28th Floor, New York, New York 10036.

Solicitation of Proxies

The Trustees are soliciting votes from shareholders of the Fund with respect to the proposals described in this Proxy Statement (the “Proposals”).  The approximate mailing date of this Proxy Statement is September 20, 2017.  If the accompanying proxy card is properly executed and returned in time to be voted at the Special Meeting, the shares represented by the proxy card will be voted in accordance with the instructions provided on the proxy card.

Executed proxy cards that are unmarked will be voted FOR each Proposal.

The Trustees have set the close of business on September 8, 2017 as the record date (“Record Date”), and only shareholders of record on the Record Date will be entitled to notice of, and to vote on, the Proposals at the Special Meeting.  Additional information regarding outstanding shares, voting your proxy card and attending the Special Meeting is included at the end of this Proxy Statement in the section entitled “Voting Information.”

Reports to Shareholders

The Fund will furnish, without charge, a copy of its most recent annual report and any more recent semi-annual report to any shareholder upon request.  Shareholders who want to obtain a copy of the Fund’s reports should direct all written requests to the attention of the Fund, at the offices of Avenue Capital Management II, L.P. (“Avenue”), 399 Park Avenue, 6th Floor, New York, New York 10022, or call toll-free 877-525-7330.

GENERAL OVERVIEW

This Proxy Statement presents three Proposals for the Fund, each of which is described in further detail below. Proposals 1, 2 and 3, if all approved, and subject to the fulfillment of certain other conditions, will result in a new investment adviser and new sub-adviser to the Fund, as well as the entry into office of new Independent Trustees. The current Board, including the Independent Trustees, unanimously recommends that you vote in favor of each Proposal.

Background Information

The Board has considered an arrangement pursuant to which: (i) Aberdeen Asset Managers Limited (“AAML”), subject to various other provisions, will serve as the new investment adviser to the Fund, (ii) Aberdeen Asset Management Inc. (“AAMI”) will serve as the new sub-adviser to the Fund, and (iii) new Independent Trustees will take office in place of the current Independent Trustees (the “Transaction”). AAML and AAMI are collectively referred to as “Aberdeen.”

The Transaction will only be completed if shareholders of the Fund: (i) approve the new investment advisory agreement between the Fund and AAML (the “New Investment Advisory Agreement”); (ii) approve the new sub-advisory agreement by and among the Fund, AAML and AAMI (the “New Sub-Advisory Agreement” and together with the New Investment Advisory Agreement, the “New Advisory Agreements”); and (iii) elect the nominees for new Independent Trustees.  If the necessary approvals are obtained, and certain other conditions are fulfilled, it is anticipated that the Transaction will be completed promptly following the Special Meeting (the “Closing”). If approved, each of the new investment advisory agreement and new sub-advisory agreement will be effective on or about the Closing.

Summary of Proposals

At the Special Meeting, shareholders of the Fund will be asked:

1.                                      To approve a new investment advisory agreement between the Fund and Aberdeen Asset Managers Limited (“Proposal 1”).

2.                                      To approve a new sub-advisory agreement by and among the Fund, AAML and Aberdeen Asset Management Inc. (“Proposal 2”).

3.                                      To elect three Trustees, each to serve for a term from one to three years or until his or her successor has been duly elected and qualified, and each to take office only if Proposal 1 and Proposal 2 are all approved by shareholders of the Fund and only after resignation of the current Independent Trustees is effective (“Proposal 3”).

4.                                      To transact such other business as may be properly presented at the Special Meeting or any adjournments thereof.

The Transaction described in this Proxy Statement is contingent upon each of Proposals 1, 2 and 3 being approved by shareholders of the Fund. If any of the Proposals are not approved by shareholders of the Fund, the Transaction will not be completed, in which case Avenue will continue to serve as the Fund’s investment adviser, and the current Board will continue to serve.

PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Background

The Board has considered an arrangement pursuant to which AAML, subject to various other provisions, will serve as the new investment adviser to the Fund upon completion of the Transaction. The Transaction was presented to the Board by representatives of Avenue, who provided a detailed explanation of the firm’s reasons for seeking the Transaction and its views of the benefits to the Fund, among other things. The Board requested and received written information from Aberdeen concerning the proposed services to be rendered, the costs thereof, and Aberdeen’s view of the expected benefits to the Fund. Further, the Board met with representatives of Avenue and Aberdeen prior to formulating the Board’s recommendation, during which both parties responded to questions from the Board and particularly, the Independent Trustees. The Transaction will only be completed if shareholders of the Fund: (i) approve the New Investment Advisory Agreement; (ii) approve the New Sub-Advisory Agreement; and (iii) elect the new nominees for the Independent Trustees.

If the necessary approvals are obtained, the New Investment Advisory Agreement will be effective upon the Closing. On the Closing, Avenue will cease to serve as investment adviser to the Fund, and AAML will commence serving as investment adviser to the Fund. If the Transaction is not completed for any reason, Avenue will continue as the investment adviser to the Fund.

Benefits of the New Investment Advisory Agreement

Potential benefits of the New Investment Advisory Agreement to shareholders of the Fund include: (i) the opportunity to be part of a broad closed-end fund platform from a global and independent organization with an exclusive focus on continuing and expanding its asset management business in general and its U.S.-registered closed-end fund business in particular; (ii) support from Aberdeen’s fixed income team which has over 120 dedicated investment professionals worldwide; and (iii) expected reductions in Fund expenses as a result of being part of a larger platform. The Board was also informed that material repositioning of the portfolio upon Closing is not anticipated.

Terms of the Asset Transfer

On August 3, 2017, Avenue and AAML entered into a separate agreement (the “Asset Purchase Agreement”) pursuant to which AAML will acquire certain assets related to Avenue’s business of providing investment management services to the Fund (the “Business”) if AAML becomes the investment adviser of the Fund and AAMI becomes the sub-adviser of the Fund pursuant to the New Advisory Agreements, upon receipt of the necessary approvals of the New Advisory Agreements and satisfaction or waiver of certain other conditions.  More specifically, under the Asset Purchase Agreement, Avenue has agreed to transfer to AAML, for a cash payment at the closing of the Asset Transfer (as defined below) and subject to certain exceptions, (i) all right, title and interest of Avenue and its affiliates in and to the accounts, books, files, working papers and other records or documents to the extent solely used or held for use in the Business; (ii) the right to include in AAML’s and in the Fund’s performance information the investment performance of the Fund since the inception of the Fund; and (iii) all goodwill of the Business as a going concern.  We refer to such facilitation, transfer and provision collectively as the “Asset Transfer.”  Randolph Takian, a Trustee who is currently an “interested person” of the Fund as defined in the 1940 Act (the “Interested Trustee”), will receive a portion of the cash proceeds that Avenue receives from AAML in connection with the Asset Transfer. Completion of the Asset Transfer is subject to shareholder approval of the Proposals.  If shareholders approve the Proposals, the New Advisory Agreements are expected to become effective shortly after the Special Meeting and AAML and AAMI will then assume responsibility for management of the Fund’s investment portfolios.

As further discussed below, AAML has agreed that, for a minimum of two years subsequent to the consummation of the Transaction, it will use commercially reasonable efforts to ensure that there is not imposed an “unfair burden,” as defined in Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”), on the Fund.  In addition, AAML has agreed to contractually reimburse the Fund so that total other expenses of the Fund (excluding interest, taxes, brokerage commissions, expenditures which are capitalized in accordance with generally accepted accounting principles, portfolio transaction and investment related expenses and extraordinary expenses not incurred in the ordinary course of the Fund’s business) are limited to 0.45% of the Fund’s average daily net assets on an annualized basis for two years from the date on which AAML begins to manage the Fund.  Furthermore, during the three-year period after the closing of the Transaction, AAML will use commercially reasonable efforts to ensure that at least 75% of the Board will be comprised of persons who are not “interested persons” of either Aberdeen or Avenue.

Information Concerning Avenue

Avenue currently serves as the Fund’s investment adviser.  The address of Avenue is 399 Park Avenue, 6th Floor, New York, New York 10022.  Avenue is part of Avenue Capital Group, which comprises three registered investment advisers that have expertise investing in stressed and distressed obligations throughout the world.

Information Concerning AAML and Standard Life Aberdeen

AAML, located at Bow Bells House, 1 Bread Street, London EC4M 9HH, is a corporation organized under the laws of the United Kingdom and a U.S. registered investment adviser. AAML provides equity and fixed income advisory services. As of March 31, 2017, AAML had approximately $70.9 billion in assets under management.

AAML is a direct subsidiary of Aberdeen Asset Management PLC, located at 10 Queen’s Terrace, Aberdeen, Scotland, AB10 1YG. On March 6, 2017, the Boards of Standard Life plc and Aberdeen Asset Management PLC announced that they had reached an agreement on the terms of a recommended all-share merger (the “Merger”).  The Merger was completed on August 14, 2017 and, as of that date, Aberdeen Asset Management PLC became a direct subsidiary of Standard Life plc as a result of the Merger and the combined company changed its name to Standard Life Aberdeen plc (“Standard Life Aberdeen”). As a result of the Merger, AAML and AAMI are each an indirect subsidiary of Standard Life Aberdeen.

Standard Life Aberdeen, located at Standard Life House, 30 Lothian Road, Edinburgh EH1 2DH, is a Scottish limited company listed on the London stock exchange.  Standard Life Aberdeen is the parent company of an asset management group managing approximately $730.5 billion in assets as of June 30, 2017 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, including U.S.-registered investment companies.  Standard Life Aberdeen together with its affiliates is a global business with offices in 50 cities around the world, servicing clients in 80 countries.

Aberdeen also serves as the sub-adviser to Aberdeen Global Income Fund, Inc. (the “Global Income Fund”), a non-diversified, closed-end fund registered under the 1940 Act.  The Global Income Fund has a similar investment objective, strategy and investment focus to those of the Fund. The total net assets of the Global Income Fund attributable to common shareholders as of July 31, 2017 were $80.7 million. Aberdeen Asset Management Asia Limited (“AAMAL”) serves as investment manager to the Fund, pursuant to a management agreement (the “GIF Management Agreement”). The GIF Management Agreement provides AAMAL with a fee, payable monthly by the Global Income Fund, at the following annual rates: 0.65% of the Global Income Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. “Managed Assets” is defined in the GIF Management Agreement as net assets plus the amount of any borrowings for investment purposes.

Information Concerning the Proposed Portfolio Managers

Steven Logan and Ben Pakenham are anticipated to serve as portfolio managers for the Fund. The Fund would be managed using a team-based approach, with Messrs. Logan and Pakenham being jointly and primarily responsible for the day-to-day management of the Fund.

Steven Logan

Steven Logan joined Aberdeen following Aberdeen’s acquisition of Scottish Widows Investment Partnership (“SWIP”) in April 2014. Mr. Logan joined SWIP in 2001 as an Investment Director and became Head of its

European High Yield Bond Fund in 2006. Mr. Logan joined SWIP from Standard Life Investments, where he was a credit analyst and where he was instrumental in the launch of their High Yield Bond Fund. Previously, Mr. Logan was part of the Leveraged Finance Team at Sumitomo Trust, working on some of Europe’s earliest high yield bond issues, leveraged loan and mezzanine transactions. Prior to this, Mr. Logan was with Hill Samuel Bank for seven years, where he worked extensively in distressed debt workout situations. Mr. Logan has 25 years of credit market experience and he has been managing European high yield portfolios for 15 years. Mr. Logan is an Associate of the Chartered Institute of Bankers and holds a B.A. with honors in banking and finance from the University of Central England. Mr. Logan is based in the United Kingdom.

Ben Pakenham

Ben Pakenham is Deputy Global Head of High Yield. Mr. Pakenham joined Aberdeen in 2011 from Henderson Global Investors, where he was the lead fund manager on the Extra Monthly Income Bond Fund and a named manager on various other credit portfolios including the High Yield Monthly Income Bond Fund. Previously, Mr. Pakenham worked for New Star Asset Management as a high yield analyst and assistant fund manager. Mr. Pakenham holds a B.A with honors in history from Leeds University. Mr. Pakenham is based in the United Kingdom.

Directors/Principal Officers of AAML

The name, address and principal occupation of the principal executive officers and each director of AAML are set out in the table below.  No officer or Trustee of the Fund is also an officer, employee or director of AAML.  No Independent Trustee of the Fund owns any securities of, or has any other material direct or indirect interest in, AAML or any of its affiliates.  However, employees of Standard Life Aberdeen or its affiliates may receive, as a portion of their bonus, deferred shares of and/or stock options for Standard Life Aberdeen, which vest upon the occurrence of certain events.

Name and Principal Business Address*	Principal Occupation

Andrew Laing	Director

Christian Pittard	Director

Gary Marshall	Director

Roderick Macrae	Director

Neil Sweeney	Chief Compliance Officer

Robert Crombie	Director

Russell Chaplin	Director

Andrew McCaffery	Director

Mandy Pike	Director and Chief Executive

Stephen Doherty	Director

Katherine Malcolm	Director

*  The address of the principal executive officers and each director is Aberdeen Asset Managers Limited, Bow Bells House, 1 Bread Street, London, EC4M 9HH.

Information Concerning the Administrator

State Street Bank and Trust Company (“State Street”) currently serves as the Fund’s administrator.  The address of State Street is One Lincoln Street, Boston, Massachusetts 02111. The Fund currently pays State Street an annual fee of $138,000, plus certain out-of-pocket expenses, for administration related services. If the Transaction is consummated, AAMI will serve as the Fund’s administrator (the “Administrator”) and is expected to appoint State Street as the sub-administrator. For the administrative services to be provided by the Administrator, if the Transaction is completed, the Fund will pay the Administrator a fee that is computed monthly and paid quarterly at an annual rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets in between $1 billion and $2 billion and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. “Managed Assets” are the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage). The Administrator is a Delaware corporation that is an indirect subsidiary of Standard Life Aberdeen.  The Administrator is a U.S.-registered investment adviser that provides equity and fixed income advisory services to U.S. clients. The Administrator also serves as administrator to U.S. registered closed-end funds, a Canadian listed closed-end fund and U.S. registered open-end funds.

Board Approval and Recommendation

At an in-person meeting held on August 3, 2017, the Trustees, including all of the Independent Trustees voting separately, unanimously approved the New Investment Advisory Agreement for the Fund and unanimously recommended that shareholders of the Fund approve the New Investment Advisory Agreement.  A summary of the Trustees’ considerations is provided below in the section entitled “Board Evaluation of the New Advisory Agreements.”

Comparison of the Existing Investment Advisory Agreement and New Investment Advisory Agreement

The form of the New Investment Advisory Agreement for the Fund is attached as Exhibit A to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit A.  The continuation of the Avenue Advisory Agreement was last considered and approved by the Board on December 15, 2016.  The Avenue Advisory Agreement for the Fund, dated January 19, 2011, was last submitted for approval to a vote of the initial shareholder on December 9, 2010 in connection with the commencement of operations.

The terms of the New Investment Advisory Agreement are substantially similar to those of the respective Avenue Advisory Agreement.  If approved by shareholders, and if the Transaction is completed, the New Investment Advisory Agreement would go into effect on or about the Closing, with an initial two-year term, and would be subject to annual approval thereafter in accordance with the 1940 Act. The following table provides a comparison of the key provisions of the Avenue Advisory Agreement and the New Investment Advisory Agreement.

	Avenue Advisory Agreement	New Investment Advisory Agreement
Services

Subject to the terms and conditions set forth herein, the Fund hereby appoints the Adviser, subject to the review and supervision of the Board, to act as the investment adviser for and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objectives and policies and limitations, and to manage the day-to-day business and affairs of the Fund (except with respect to matters in the charge of the Fund’s chief compliance officer or other service providers retained by the Fund), for the period and on the terms set forth in this Agreement.

Substantially similar terms.

Advisory Fees*

For the services described in Section 1, the Fund will accrue daily and pay to the Adviser in U.S. dollars, within five business days after the end of each calendar month, a monthly investment management fee for such month at an annual rate of 1.25% of the Fund’s average daily “Managed Assets” during such month. “Managed Assets” are the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage).

Substantially similar terms.

Expenses

In addition to the fee of the Adviser, the Fund shall pay all of its expenses, including, among others, legal fees and expenses of counsel to the Fund and to the Fund’s independent trustees; insurance, including trustees and officers insurance

Substantially similar terms.

and errors and omissions insurance; auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; other expenses in connection with the issuance, offering and underwriting of shares or debt instruments issued by the Fund or with the securing of any credit facility or other loans for the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan (except for brokerage expenses paid by participants in such plan); compensation and expenses of trustees; costs of stationery; any litigation expenses; and costs of shareholder, Board and other meetings.

Brokerage

The Adviser is authorized, for the purchase and sale of the Fund’s portfolio securities and other instruments, to employ such dealers and brokers as may, in the judgment of the Adviser, implement the policy of the Fund to obtain the best execution, taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. Consistent with this policy, the Adviser is authorized to direct the execution of the Fund’s portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Adviser to be useful or valuable to the performance of its investment advisory functions for the Fund.

Substantially similar terms.

Limitation of Liability

The Adviser shall not be liable for any error of judgment or mistake of law, or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the

Substantially similar terms.

Adviser in the performance of its obligations and duties (“disabling conduct”). The Adviser may consult with counsel and accountants in respect of the Fund’s affairs and shall be fully protected and justified in any action or inaction which is taken in accordance with the advice or opinion of such counsel and accountants; provided, that such counsel or accountants were selected with reasonable care.

Indemnification

The Fund will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or settlement or as fines or penalties, not resulting from disabling conduct by the Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before which the proceeding was brought that the Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a determination, based upon a review of the facts, that it would be reasonable to conclude that the Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of trustees of the Fund who are neither “interested persons” (as defined in the 1940 Act) of the Fund nor parties to the proceeding (“disinterested non-party trustees”) or (b) an independent legal counsel in a written opinion.

Substantially similar terms.

Term

Currently subject to annual approval in accordance with the 1940 Act. The Avenue Advisory Agreement will automatically and immediately terminate in the event of its “assignment” (as such term is defined in the 1940 Act).

The New Investment Advisory Agreement shall have an initial period of two years from its execution, and shall continue in effect for successive periods of twelve months, only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act. The New Investment Advisory Agreement will automatically and immediately terminate in the event of its “assignment” (as such term is defined in the 1940 Act).

Termination

This Agreement may be terminated at any time without the payment of any penalty by the Fund or by the Adviser on sixty (60) days written notice to the other party. The Fund may effect termination by action of the Board or by vote of a majority of the

Substantially similar terms.

outstanding voting securities of the Fund, accompanied by appropriate notice.

Sub-Adviser

The Adviser may employ one or more sub-advisers to perform such of the acts and services of the Adviser, and upon such terms and conditions as may be agreed upon between the Adviser and such sub-adviser and agreed or approved by the Trustees of the Fund, all as permitted by the 1940 Act.

Substantially similar terms.

* The Fund paid an aggregate amount of $3,201,642 in investment advisory fees under the Avenue Advisory Agreement during the fiscal year ended October 31, 2016.

THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 1.

PROPOSAL 2

APPROVAL OF NEW SUB-ADVISORY AGREEMENT

Background

The Board has considered an arrangement pursuant to which AAMI, subject to various other provisions, will serve as a new sub-adviser to the Fund upon completion of the Transaction. In that regard, Aberdeen also explained, at the Board’s request, the nature of, and rationale for, the relevant responsibilities of each of AAML and AAMI, and the nature of the interplay between them. However, as noted above, the Transaction will only be completed if shareholders of the Fund: (i) approve the New Investment Advisory Agreement; (ii) approve the New Sub-Advisory Agreement; and (iii) elect the nominees for new Independent Trustees.

If the necessary approvals are obtained, the New Sub-Advisory Agreement will be effective on or about the Closing. On the Closing, AAMI will commence serving as a sub-adviser to the Fund. If the Transaction is not completed for any reason, the Fund will continue to be solely advised by Avenue and not sub-advised.

Information About AAMI

AAMI, located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, is an affiliate of AAML and acts as sub-adviser to mutual funds and as adviser to closed-end funds and to institutional clients. As of March 31, 2017, AAMI had approximately $46.1 billion in assets under management on a discretionary basis. AAMI is a direct subsidiary of Aberdeen Asset Management PLC, located at 10 Queen’s Terrace, Aberdeen, Scotland, AB10 1YG, and an indirect subsidiary of Standard Life Aberdeen.

AAMI serves as the investment adviser to the Aberdeen Global High Income Fund (the “High Income Fund”), an open-end fund registered under the 1940 Act.  While the High Income Fund does not use leverage, the High Income Fund otherwise has a similar investment objective, strategy and investment focus to those of the Fund. The total net assets of the High Income Fund as of July 31, 2017 were $377.4 million. The management fee rate for the High Income Fund is 0.65% of average daily net assets. AAMI has an agreement limiting total operating expenses of the High Income Fund to 1.00% for Class A shares and 0.75% for Institutional Class shares of the Fund at least through February 28, 2018. The expense limit for the High Income Fund excludes certain expenses (including any interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of the Fund’s business).

Directors/Principal Officers of AAMI

The name, address and principal occupation of the principal executive officers and each director of AAMI are set out in the table below.  No officer or Trustee of the Fund is also an officer, employee or director of AAMI.  No Independent Trustee of the Fund owns any securities of, or has any other material direct or indirect interest in, AAMI or any of its affiliates.  However, employees of Standard Life Aberdeen or its affiliates may receive, as a portion of their bonus, deferred shares of and/or stock options for Standard Life Aberdeen, which vest upon the occurrence of certain events.

Name and Principal Business Address*	Principal Occupation

Jennifer Nichols	Director, Vice President, Global Head of Legal

Alan Goodson	Director, Head of Product- US

Jeffrey Cotton	Director, Chief Compliance Officer

Beverley Hendry	Director, Chief Executive Officer

Chris Demetriou	Director, Chief Financial Officer

Geoffrey Trzepacz	Chief Operating Officer

*  The address of the principal executive officers and each director is Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Board Approval and Recommendation

At an in-person meeting held on August 3, 2017, the Trustees, including all of the Independent Trustees voting separately, unanimously approved the New Sub-Advisory Agreement for the Fund and unanimously recommended that shareholders of the Fund approve the New Sub-Advisory Agreement.  A summary of the Trustees’ considerations is provided below in the section entitled “Board Evaluation of the New Advisory Agreements.”

Terms of the New Sub-Advisory Agreement

The form of the New Sub-Advisory Agreement for the Fund is attached as Exhibit B to this Proxy Statement and the description of terms in this section is qualified in its entirety by reference to Exhibit B.

The following provides a summary of the key provisions of the New Sub-Advisory Agreement.

Sub-Advisory Services. The New Sub-Advisory Agreement provides that AAMI will, subject to the stated investment objective, policies, limitations and restrictions of the Fund, as set forth in the Fund’s registration statement and shareholder reports and subject to the directions of AAML and the Board, monitor on a continuous basis the performance of the Fund’s assets and to assist AAML in conducting a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets.

Proxy Voting. The New Sub-Advisory Agreement provides that AAML may delegate to AAMI the discretionary authority of AAML to exercise voting rights with respect to the securities and other investments in the Fund’s assets and authorizes AAMI to delegate further such discretionary authority to a designee identified in a notice given to the Fund and AAML.

Brokerage. The New Sub-Advisory Agreement provides that AAMI is authorized, subject to the supervision of AAML and the authority of the Board, to establish and maintain accounts on behalf of the Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Fund’s assets that AAML and AAMI mutually agree shall be traded by AAMI with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with AAMI) or dealers as AAMI may elect and negotiate commissions to be paid on such transactions. AAMI, however, is not required to obtain the consent of AAML or the Board prior to establishing any such brokerage account.

Advisory Fees. Under the New Sub-Advisory Agreement, AAML will be responsible for the payment of fees to AAMI.  AAMI will receive 40% of the advisory fees received by AAML from the Fund.

Costs and Expenses. The New Sub-Advisory Agreement provides that AAMI will pay all expenses and overhead incurred by it in connection with its activities under the New Sub-Advisory Agreement.  AAMI will not be responsible for the Fund’s or AAML’s expenses.

Limitation of Liability. The New Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of AAMI or a reckless disregard of its duties under the New Sub-Advisory Agreement, AAMI, each of its affiliates and all respective partners, officers, directors and employees and each person who within the meaning of the Securities Act of 1933, as amended, controls AAMI (“Controlling Persons”) other than AAML, if any, shall not be subject to any expenses or liability to AAML, any other sub-adviser to the Fund or the Fund or any of its shareholders, in connection with the matters related to the New Sub-Advisory Agreement.

Term. The New Sub-Advisory Agreement provides that it will continue for an initial term of two years and will continue automatically from year to year thereafter if the continuance is approved annually by the Board or a vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund; provided further that in either event its continuance also is approved by a majority of the Fund’s Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval.

THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 2.

BOARD EVALUATION OF THE NEW ADVISORY AGREEMENTS

Background

The 1940 Act requires that the Board, including a majority of the Independent Trustees of the Board, approve the terms of the New Investment Advisory Agreement and the New Sub-Advisory Agreement. At an in-person meeting held on August 3, 2017, the Board, including all of the Independent Trustees voting separately, considered and unanimously approved the New Investment Advisory Agreement and the New Sub-Advisory Agreement.

In advance of the August 3, 2017 meeting, the Board requested and received extensive information from AAML and AAMI to assist them in their review. The Board received and considered a variety of information about AAML and AAMI, as well as about the proposed advisory relationships. The Trustees also were given the opportunity to, and did, ask specific questions related to the materials and other relevant matters, the responses to which were addressed prior to or at the meeting. Prior to the August meeting, the Board also met on July 18, 2017 to discuss the proposal from Aberdeen to assume responsibilities for managing the Fund and met with senior executive officers of Aberdeen.

In the course of its deliberations, the Board noted that Avenue reviewed and considered other potential alternatives for the Fund, including, but not limited to, advisory arrangements, and determined that the New Advisory Agreements with Aberdeen would be in the best interests of the Fund’s shareholders. The Trustees also considered how Aberdeen’s larger platform, financial strength and resources would provide greater long-term opportunities.  The Trustees noted that Avenue explained that it had not yet begun to earn a profit with respect to the Fund because Avenue is still a relatively new entrant into the closed-end fund market, undertook significant expenses in launching the Fund and continues to invest significant amounts of its own resources into managing the Fund.

Board Considerations of the New Advisory Agreements

In approving the New Advisory Agreements, the Board discussed its duty to the Fund’s shareholders and noted that in its examination of various factors relevant in exercising its business judgment, the Board considered the following:

Nature, Extent and Quality of Services.  The Trustees received and considered various data and information regarding the nature, extent and quality of services to be provided under the New Advisory Agreements.  With respect to Aberdeen, the most recent investment adviser registration forms were provided to the Board, as were responses to detailed requests submitted by the Independent Trustees’ independent legal counsel on their behalf.  The Trustees reviewed and analyzed these responses, which included, among other things, information about the qualifications and experience of senior management and investment personnel who would be responsible for managing the Fund.  The Trustees also had presentations from and information sessions with senior investment personnel of Aberdeen.  The Trustees considered the information provided regarding the proposed portfolio management team and other resources that would be dedicated to the Fund and the investment philosophy and process that would be followed by those individuals in managing the Fund. Further, the Trustees noted that Aberdeen has advised the Trustees that in transitioning the management of the Fund, Aberdeen would be focused on minimizing any disruption to the Fund and its shareholders and that it expects any repositioning of the Fund’s investment portfolio to be done in a manner that minimizes transaction costs and mitigates adverse tax consequences. The Trustees also noted that Aberdeen has advised the Trustees that it expects the portfolio turnover as a result of the transition to be low. In that regard, the Trustees were also informed that all expenses related to the Transaction would be borne by Avenue and Aberdeen.

The Trustees considered Aberdeen’s commitment to its asset management business and knowledge of the closed-end fund marketplace and its development and management of closed-end fund strategies.  The Trustees also noted Aberdeen’s larger platform and experience with respect to registered funds and, in particular, closed-end funds and its increased global presence in the asset management business, and greater resources, which they determined would be beneficial to investors.  The Trustees also considered Aberdeen’s experience with managing closed-end fund discounts.

The Trustees noted Aberdeen’s representation that, if Aberdeen were approved as the Fund’s investment manager, there would be no expected diminution in the nature, quality and extent of services provided to the Fund and their shareholders, including administrative, regulatory and compliance services.

Based on the foregoing and other relevant information reviewed, the Trustees concluded that, overall, they were satisfied with assurances from Aberdeen as to the expected nature, extent and quality of the services to be provided to the Fund under the New Advisory Agreements.

Investment Performance.  The Trustees considered the investment performance record of Aberdeen in managing accounts with investment strategies similar to those of the Fund.  The Trustees evaluated the performance for the one-, three- and five-year periods ended May 31, 2017 of comparably managed Aberdeen funds in comparison to relevant benchmark indexes.  Based on materials provided by Aberdeen about the investment performance achieved for these other accounts, the Trustees noted that Aberdeen had performance results generally comparable to, and in certain cases superior to, those attained by a relevant index.  Based upon the investment performance information provided by Aberdeen, the Trustees concluded that Aberdeen’s track record suggested that it has the ability to provide investment advisory services of high quality to the Fund.

Fees and Economies of Scale.  The Trustees considered that the advisory fee rate would remain at the same level under the New Advisory Agreements.  The Trustees also considered Aberdeen’s proposed two-year cap on certain expenses and that the expense cap would be lower than the current cap.  The Trustees noted that while the Fund, as a closed-end fund, would not present the opportunity for economies of scale by itself, Aberdeen’s larger platform presented greater opportunities for the Fund to receive the benefits of economies of scale in a broader sense. Although there are no breakpoints proposed in the advisory fee rate, the Trustees also noted Aberdeen’s representation that it would endeavor to manage the Fund in a similar fashion to comparable accounts and thus would attempt to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies.  The Trustees considered the ways in which Aberdeen may be able to achieve economies of scale for the Fund.

The Trustees also considered the proposed increase in administrative fees for the Fund of 0.11%. The Trustees noted that the administrative fees charged to the Fund would be the same fee charged to the fixed-income closed-end funds in the Aberdeen platform and that the increase would be accompanied by the benefits arising from the Fund being part of a larger platform with greater ability to take advantage of lower costs from service providers due to Aberdeen’s scale. Among other things, the Trustees considered Aberdeen’s expectation that its negotiation to lower the Fund’s cost of leverage by 0.06% would be successful. In that regard, the Trustees again noted that the Fund’s ordinary other expenses, excluding certain expenses, would be limited to 0.45% of the Fund’s average daily net assets under the proposed letter agreement with AAML.

In order to evaluate better the advisory fee and net expenses, the Board compared the Fund’s fees and expenses to those of a group of registered closed-end funds selected by a third party data provider that it believes has comparable investment strategies and asset ranges. The Board also discussed with the data provider the information supplied for the August 3, 2017 meeting and the rationale for the group selected. Following its review, the Board concluded that it was satisfied with the fees and expenses universe presented in the third party data provider’s comparative information.  Under the circumstances, the Board concluded that the proposed advisory fee is not excessive and that the advisory fee structure is appropriate.

Fall-Out Benefits and Other Factors.  The Trustees also considered information regarding potential “fall-out” or ancillary benefits that would be received by Aberdeen as a result of its relationship with the Fund. In this regard, the Trustees noted that, other than the administrative fee, Aberdeen would not be receiving any additional income or material ancillary benefits as a result of its relationship with the Fund.  The Board considered other potential intangible “fall-out” benefits that may be received by Aberdeen and its affiliates as a result of Aberdeen’s relationship with the Fund, including potential reputational value, in consideration of the advisory fee. The Board concluded that, to the extent Aberdeen or its affiliates derive other benefits from its relationship with the Fund, those benefits are not so significant as to render Aberdeen’s fees excessive.

The Trustees also considered that Avenue has a financial interest under the Asset Purchase Agreement in having the Board and shareholders approve the New Advisory Agreements.

Costs of Services Provided and Profitability.  In evaluating the costs of the services to be provided by Aberdeen under the New Advisory Agreements and the profitability to Aberdeen from its relationship with the Fund, the Trustees once again considered, among other things, that there would be no increase in advisory fee rates under the New Advisory Agreements.  The Trustees further noted the pro forma nature of the profitability information presented and that it was not possible to predict with certainty how Aberdeen’s profitability actually would be affected by becoming the investment adviser to the Fund but that they had been satisfied, based on their review of the projected profitability of Aberdeen, that the profitability from its relationship with the Fund would not be excessive.

In their deliberations, the Trustees did not identify any single item that was all-important or controlling and each Trustee may have attributed different weights to various factors.  After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided, the Board, including all of the Independent Trustees, concluded that approval of the New Advisory Agreements is in the best interests of the Fund and its shareholders.  Accordingly, the Trustees, including all of the Independent Trustees voting separately, unanimously approved the New Advisory Agreements and recommended that shareholders vote FOR approval of the New Advisory Agreements.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor for an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities or other interest in the investment adviser, provided that two conditions are satisfied. Avenue will receive compensation in connection with the Asset Transfer.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale, or any express or implied terms, conditions or understandings applicable to the sale.  The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the sale, at least 75% of the members of the investment company’s board of directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

The Trustees have not been advised by Avenue or Aberdeen Group of any circumstances arising from the Asset Transfer that might result in the imposition of an “unfair burden” on the Fund as defined in Section 15(f) of the 1940 Act.  Moreover, AAML has committed that for two years after the consummation of the Asset Transfer, it will use commercially reasonable efforts to ensure that there is not imposed any unfair burden on the Fund.  AAML has also agreed that for a minimum of three years subsequent to the consummation of the Asset Transfer, it will use commercially reasonable efforts to ensure that at least 75% of the Board will be comprised of persons who are not “interested persons” of either Aberdeen or Avenue.

Based on their evaluation of the materials presented, the Trustees unanimously concluded that the New Advisory Agreements are in the best interests of the Fund and its shareholders.  The Trustees, including all of the Independent Trustees voting separately, unanimously voted to approve, and to recommend to the shareholders of the Fund that they approve, the New Advisory Agreements.

PROPOSAL 3

ELECTION OF POST-TRANSACTION NOMINEES

Background

The Fund’s Board is responsible for the overall management of the Fund, including general supervision and review of the Fund’s investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund’s day-to-day operations. Among other things, the Board generally oversees the portfolio management of the Fund and reviews and approves the Fund’s advisory and sub-advisory contracts and other principal contracts.

At its August 3, 2017 meeting, the current Board, in reviewing the Transaction, the New Investment Advisory Agreement and New Sub-Advisory Agreement, noted that the Fund would likely undergo changes in its day-to-day operations, investment management, and administration, insofar as these functions will be performed by different organizations and personnel, were the Transaction to be completed. In this context, the current Board was informed that a new slate of highly experienced and qualified Independent Trustees would be proposed for their consideration, to serve the Fund if the Transaction were to be completed. The current Board noted these factors as consistent with good governance and that the transition to such nominees (the “Post-Transaction Nominees”) was not likely to adversely affect the Fund.

The Board’s Nominating Committee subsequently received a list of the Post-Transaction Nominees and their biographies. The Chairwoman of the Nominating Committee and counsel to the current Independent Trustees spoke with each of the Post-Transaction Nominees in a series of calls on August 24, 2017, and discussed, among other things, various matters bearing on their selection based on the Nominating Committee Charter and regulatory requirements. The Chairwoman and counsel subsequently discussed these conversations with other members of the Committee. Upon the unanimous recommendation of the Nominating Committee, the Trustees, including a majority of the Independent Trustees, who were present at a meeting held on September 6, 2017, considered and approved the Post-Transaction Nominees and unanimously recommended that shareholders of the Fund elect the Post-Transaction Nominees.

Election of Post-Transaction Nominees

Section 16 of the 1940 Act requires that certain percentages of trustees on boards of registered investment companies must have been elected by shareholders under various circumstances. In general, at least a majority of the trustees must have been elected to such office by shareholders. In addition, new trustees cannot be appointed by existing trustees to fill vacancies created by retirements, resignations or an expansion of a board unless, after those appointments, at least two thirds of the trustees have been elected by shareholders.

Joel Citron, Julie Dien Ledoux, Randolph Takian and Darren Thompson currently serve as Trustees of the Fund and Mr. Citron serves as Chairman of the Board. The current Board has determined that, if the New Advisory Agreements are approved by shareholders and entered into by the Fund, it would be in the best interests of the Fund and the shareholders if the Post-Transaction Nominees are elected to serve as the Independent Trustees.  Pursuant to the Fund’s Amended and Restated Agreement and Declaration of Trust, Mr. Citron, Ms. Ledoux, and Mr. Thompson have nominated the three Post-Transaction Nominees as their successors to fill their vacancies upon approval by shareholder vote.  Accordingly, shareholders are being asked at the Special Meeting to elect the Post-Transaction Nominees, who are described below.

The Fund’s Amended and Restated Agreement and Declaration of Trust also provides that the Board shall be divided into three classes designated as Class I, Class II and Class III.  The terms of office of the Post-Transaction Nominees in each class, if elected, will expire at the annual meeting, or at a special meeting held in lieu thereof, in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I, 2018; Class II, 2019; and Class III, 2020. Upon the expiration of the initial term of office of each Class as set forth above, if re-elected by the shareholders at the applicable annual meeting, the Trustees of each Class will hold office for a three-year term.

The Class to which each Post-Transaction Nominee has been assigned is set forth as follows: John Sievwright: Class I; Nisha Kumar: Class II; P. Gerald Malone: Class III.

If Proposal 1 and Proposal 2 are both approved by shareholders and all Post-Transaction Nominees described in Proposal 3 are elected, it is anticipated that Mr. Citron, Ms. Ledoux and Mr. Thompson, the current Independent Trustees, will resign immediately prior to the Closing, and that the newly elected Post-Transaction Nominees will take office as the Fund’s Independent Trustees effective upon the Closing. Mr. Takian, the current Interested Trustee, will continue to serve as a Trustee.

If either Proposal 1 or Proposal 2 is not approved by the shareholders, none of the Post-Transaction Nominees in Proposal 3 will serve as a Trustee to the Fund, even if elected by shareholders. In such event, Proposal 3 would not be implemented and each member of the current Board will continue to serve.

Information Regarding the Post-Transaction Nominees and Current Interested Trustee

Post Transaction Nominees

Name, Address and Age	Expected Position(s) with Fund	Term of Office To Be Served	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Post- Transaction Fund Complex* Overseen by Nominee	Other Directorships Held by Nominee
Class III Nominee P. Gerald Malone 48 Barmouth Road Wandsworth, London SW18 2DP Year of Birth: 1950	Trustee, Chairman	Nominee for Class III Trustee to serve for a term expiring in 2020	Independent Chairman of Crescent OTC Ltd (since 2007) (pharmaceutical services); Independent Chairman of fluidOil Ltd. (since 2015) (oil services); Director of Rejuvenan LLC (since 2015) (wellbeing services); Chairman of Ultrasis PLC (1999-2014) (healthcare software services).	22	None.

Class II Nominee Nisha Kumar c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1970	Trustee	Nominee for Class II Trustee to serve for a term expiring in 2019	Managing Director, Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group LLC (since 2011) (private equity); Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. (2011) (e-commerce).	3	Director of EDAC Technologies Corp.

Class I Nominee John Sievwright c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1955	Trustee	Nominee for Class I Trustee to serve for a term expiring in 2018	Non-Executive Director of NEX Group plc (since 2017) (financial); Non-Executive Director of ICAP PLC (2009-2016) (financial); Non-Executive Independent Director of FirstGroup plc (2002-2014) (transport).	1	Director of NEX Group plc.

* Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds (which currently consists of four portfolios) and Aberdeen Funds (which currently consists of 18 portfolios) have a common investment manager and/or investment adviser or an investment adviser that is affiliated with AAML and AAMI.  Each of these funds may thus be deemed to be part of the same “Post-Transaction Fund Complex” as the Fund.

Current Interested Trustee(1)

Name, Address and Age	Position(s) with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Post- Transaction Fund Complex Overseen by Nominee	Other Directorships Held by Nominee
Randolph Takian c/o Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	President, Chief Executive Officer and Trustee	Class III Trustee serving until 2020; Trustee since October 2010	Vice President of Boulevard Acquisition Corp. II, a blank check company and an affiliate of Avenue Capital Group (since 2015); President, Chief Executive Officer and Trustee of Avenue Mutual Funds Trust (since 2012) (the “Avenue Mutual Fund”); Senior Managing Director and Head of Traditional Asset Management of Avenue Capital Group (since 2010).	1	Board Member and member of Executive Committee of Lenox Hill Neighborhood House, a non-profit.

(1) Mr. Takian is currently an Interested Trustee due to his employment with Avenue; however, he is expected to be considered by Aberdeen and the Fund to be an Independent Trustee following the Transaction. Mr. Takian will at the same time retain his position with the Avenue Mutual Fund, which currently invests in a manner similar to the Fund.

Experience and Qualification of Post-Transaction Nominees

The current Board considered the Post-Transaction Nominees’ backgrounds and their oversight and service as members of the boards of other funds. With respect to the specific experience, qualifications, attributes or skills that led to the conclusion that each person should serve as a Trustee of the Fund, the Board considered and evaluated each of the Post-Transaction Nominees’ relevant knowledge, experience, expertise and independence. The current Independent Trustees, who currently comprise the Nominating Committee, also raised with the Post-Transaction Nominees numerous questions or matters such as time commitment, potential conflicts and matters related to their prior experiences. In their evaluation of the Post-Transaction Nominees, the current Board considered information including, but not limited to, the following:

P. Gerald Malone

P. Gerald Malone is a Scottish solicitor of some 40 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of two UK companies, Crescent OTC Ltd (a pharmaceutical services company) and fluidOil Ltd. (an oil services company). He also serves as a director of U.S. company Rejuvenan LLC (a company devoted to well-being services) and Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian investment fund) since 2001. Mr. Malone is Chairman of the Board of Trustees of Aberdeen Funds and Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. He served as chairman of Ultrasis plc (a healthcare software services company) until October 2014. Mr. Malone also serves on the Board of the Mutual Fund Directors Forum.

Mr. Malone also has extensive experience in journalism.  He was the Scottish editor of The Sunday Times from 1987 to 1991 and the deputy editor of The European from 1997 to 1999, where he focused on broadcasting and consultancy in public affairs. Based in London, Mr. Malone travels frequently to the U.S. and to Asia. He pursues an active interest in public affairs and global political developments.

Nisha Kumar

Nisha Kumar has been a Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group LLC, a private equity firm, since 2011. She was previously Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. during 2011. From 2007 to 2009, Ms. Kumar served as Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. Ms. Kumar is a member of the Council on Foreign Relations and serves as a board member to the following organizations: GB Flow Investment LLC, Nordco Holdings, LLC and SEKO Global Logistics Network, LLC.  Since 2016, Ms. Kumar has served as independent director of The India Fund, Inc. and The Asia Tigers Fund, Inc., two closed-end equity funds of Aberdeen Asset Management PLC. She is currently the audit committee financial expert for those two funds.

Ms. Kumar has been a trustee of the Brunswick School since 2015 and was a trustee of the Putnam Indian Field School from 2009 to 2014.  She served as President of the Putnam Indian Field School’s Board of Trustees from 2012 to 2014. She is a member of the Leadership Council of the Harvard School of Public Health, the Harvard School of Public Health’s India Advisory Council and the Council on Foreign Relations.  Ms. Kumar graduated from Harvard and Radcliffe Colleges with an AB in government, magna cum laude, in 1991 and with an MBA from Harvard Business School in 1995.

John Sievwright

John Sievwright was a Senior Vice President and Chief Operating Officer of International for Merrill Lynch & Co. until 2008.  A chartered accountant, Mr. Sievwright has held various senior management positions in banking in London, New York, Dublin and Japan. He is a member of the North American Board of the Michael Smurfit Business School, Dublin and a Non-Executive Director of NEX Group plc.  Mr. Sievwright has served as a Non-Executive Director of ICAP PLC and a Non-Executive Director of FirstGroup plc.

Post-Transaction Officers

Information relating to the current officers of the Fund is set forth in Exhibit C to this Proxy Statement. The Board elects the Fund’s officers, who are responsible for administering the Fund’s day-to-day operations. It is expected that if the Transaction is completed and the Post-Transaction Nominees are elected, a new slate of officers elected by the Post-Transaction Board (as defined below) will take office.

Post-Transaction Board Leadership and Oversight Structure

During the Fund’s fiscal year ended October 31, 2016, the current Board held four quarterly meetings and special telephonic meetings. If elected, and if the Transaction is completed, the Post-Transaction Nominees taking office after the Transaction (the “Post-Transaction Board”) would be composed of 4 Trustees, each of whom would be an Independent Trustee.  Mr. Takian, who is currently an Interested Trustee, is expected to be considered by Aberdeen and the Fund to be an Independent Trustee following the Transaction. In addition to four regularly scheduled meetings per year, the Post-Transaction Board expects to hold special meetings either in person or via telephone to discuss specific matters that may require consideration prior to the next regular meeting. As discussed below, the Post-Transaction Board has established in other contexts, and expects to establish in connection with the Fund, several standing committees to assist the Post-Transaction Board in performing its oversight responsibilities, and each such committee would have a chairperson. The Post-Transaction Board may also designate working groups or ad hoc committees as it deems appropriate.

The Post-Transaction Board expects to appoint Mr. Malone, an Independent Trustee, to serve in the role of Chairman. The Chairman’s primary role would be to participate in the preparation of the agenda for meetings of the Post-Transaction Board and the identification of information to be presented to the Post-Transaction Board with respect to matters to be acted upon by the Post-Transaction Board. The Chairman would also preside at all meetings of the Post-Transaction Board and between meetings generally acts as a liaison with the Fund’s service providers, officers, legal counsel, and the other Trustees. The Chairman would also be expected to perform such other functions as may be requested by the Post-Transaction Board from time to time.

The current Board and the Post-Transaction Nominees believe that this leadership structure is appropriate because it would allow the Post-Transaction Board to exercise informed and independent judgment over matters under its purview, and it would allocate areas of responsibility among committees or working groups of Trustees and the full Board in a manner that would be expected to enhance effective oversight.

The current Board and the Post-Transaction Nominees also believe that having a super-majority of Independent Trustees would be appropriate and would be in the best interest of the Fund’s shareholders. Nevertheless, the current Board and the Post-Transaction Nominees also believe that having an interested person serve on the Post-Transaction Board would likely bring corporate and financial viewpoints that generally are, in the Board’s view, crucial elements in its decision-making process. It is anticipated that the leadership structure of the Post-Transaction Board may be changed at any time and in the discretion of the Post-Transaction Board, including in response to changes in circumstances or the characteristics of the Fund.

Risk Oversight by the Post-Transaction Board

As a registered investment company, the Fund is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Post-Transaction Board would oversee the management of the Fund’s risk management structure by Aberdeen, the Fund’s officers and service providers to the Fund. The responsibility to manage the Fund’s risk management structure on a day-to-day basis is expected to be subsumed within the other responsibilities of these parties. The Post-Transaction Board would consider risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Post-Transaction Board and its committees, and within the context of any ad hoc communications with the Fund’s service providers and officers. Aberdeen, the Fund’s officers and other service providers, such as the Fund’s independent accountant, would be expected to prepare regular reports to the Post-Transaction Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees are also expected to receive special written reports or presentations on a variety of risk issues at the request of the Post-Transaction Board, a committee, the Chairman or a senior officer.

In its annual review of the Fund’s advisory and sub-advisory agreements, the Post-Transaction Board expects to review information provided by AAML and AAMI relating to their operational capabilities, financial conditions and resources. The Post-Transaction Board is also expected to discuss particular risks that are not addressed in its regular reports and processes.

Post-Transaction Board Committees

If the Post-Transaction Nominees take office as Trustees, it is anticipated that the new Board will establish the following standing committees:

Audit Committee. The Audit Committee is expected to be composed entirely of Independent Trustees; its members are expected to be P. Gerald Malone, Nisha Kumar, John Sievwright and Randolph Takian. Ms. Kumar is expected to be determined by the Board to be an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K. The Audit Committee will make recommendations to the Board concerning the selection of the Fund’s independent registered public accounting firm based on discussion and review of any necessary disclosures pertaining to the accounting firm’s independence, review with such independent registered public accounting firm the scope and results of the Fund’s annual audit and consider any comments that the independent registered public accounting firm may have regarding the Fund’s financial statements, accounting records or internal controls.

The current Board’s Audit Committee consists of Mr. Citron, Ms. Dien Ledoux and Mr. Thompson, the chairman. Mr. Thompson, an Independent Trustee, has been determined by the Board to be an “audit committee financial expert.” The Board has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee’s responsibilities, a copy of which is attached as Exhibit D. The Audit Committee met four times during the fiscal year ended October 31, 2016.

Nominating Committee. The Nominating Committee is expected to be composed entirely of Independent Trustees; its members are expected to be P. Gerald Malone, Nisha Kumar, John Sievwright and Randolph Takian.  The Nominating Committee will identify individuals qualified to serve as Independent Trustees on the Board as well as

on committees of the Board and will advise the Board with respect to Board composition, procedures and committees.   The Independent Trustees of the Fund will select and nominate any other nominee Independent Trustees for the Fund.  While the Nominating Committee is solely responsible for the selection and nomination of the Board, the nominating committee will also review and consider nominations for the office of Trustee made by management and by Fund shareholders who have sent nominations (which include the biographical information and the qualifications of the proposed nominee) to the chief executive officer of the Fund, as the Trustees deem appropriate.

The current Board’s Nominating Committee consists of Mr. Citron, Ms. Dien Ledoux, the chairwoman, and Mr. Thompson. The Board has adopted a formal written charter for the Nominating Committee, a copy of which is attached as Exhibit E. The Nominating Committee met four times during the fiscal year ended October 31, 2016.

The Board may establish additional committees as it deems necessary or convenient.

Compensation

None of the Post-Transaction Nominees has served as a Trustee of the Fund. Therefore, none of the Post-Transaction Nominees has received any compensation from the Fund. Each Post-Transaction Nominee who takes office with the Board will be paid by the Fund for his or her services as an Independent Trustee. In addition, Mr. Takian is not currently compensated by the Fund as an Interested Trustee, but as an Independent Trustee following the Transaction, he would be entitled to be paid by the Fund for his services as an Independent Trustee.  If the Post-Transaction Nominees are elected and take office, the new Board may establish a new compensation schedule for its Independent Trustees. The new compensation schedule for the Post-Transaction Nominees may take into account their services provided to other funds in the Aberdeen Funds complex, if any.  The Fund will not pay any compensation to Interested Trustees.

Ownership of Securities

The following table sets forth the aggregate dollar range of equity ownership of the Post-Transaction Nominees in the Fund as of July 31, 2017:

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Nominee in Post-Transaction Family of Investment Companies*
Independent Trustee Nominees
P. Gerald Malone	None	$10,001-$50,000
Nisha Kumar	None	$10,001-$50,000
John Sievwright	None	$0

*Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., Aberdeen Japan Equity Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc. and Aberdeen Greater China Fund, Inc., are deemed to be part of the same “Post-Transaction Family of Investment Companies” as the Fund.

To the knowledge of the Fund’s management, as of August 31, 2017, the current Trustees, Post-Transaction Nominees and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” PROPOSAL 3.

ADDITIONAL INFORMATION

Beneficial Owners

Based upon a review of filings made pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), or such other filings as noted below, as of September 8, 2017, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the shares of the Fund because they possessed or shared voting or investment power with respect to the Fund’s shares:

Name and Address	Number of Shares	Percentage of Shares	Type of Ownership
Guggenheim Capital, LLC	994,771	7.61%	Beneficial
227 West Monroe Street
Chicago, IL 60606

Guggenheim Partners, LLC
227 West Monroe Street
Chicago, IL 60606

GI Holdco II, LLC
330 Madison Avenue
New York, NY 10017

GI Holdco, LLC
330 Madison Avenue
New York, NY 10017

Guggenheim Partners Investment Management Holdings, LLC
330 Madison Avenue
New York, NY 10017

Guggenheim Funds Services Holdings, LLC
227 West Monroe Street
Chicago, IL 60606

Guggenheim Funds Services, LLC
227 West Monroe Street
Chicago, IL 60606

Guggenheim Funds Distributors, LLC
2455 Corporate West Dr.
Lisle, IL 60532

Morgan Stanley	802,989	6.1%	Beneficial
1585 Broadway
New York, NY 10036

Morgan Stanley Smith Barney LLC
1585 Broadway
New York, NY 10036

First Trust Portfolios L.P.	779,025	5.96%	Beneficial
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

The Charger Corporation
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund’s officers and Trustees, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund’s shares to file reports of ownership with the SEC.

Based solely upon the Fund’s review reports filed with the SEC, to the knowledge of the Fund, for the fiscal year ended October 31, 2016, such forms were filed on a timely basis.

Number of Shares Outstanding as of the Record Date

The Fund has one class of shares of capital stock, par value $0.001 per share.  Each share of the Fund is entitled to one vote at the Special Meeting, and fractional shares are entitled to a proportionate share of one vote.  On the Record Date, 13,074,072 shares of the Fund were issued and outstanding:

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARDS AND RETURN THEM IN THE ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record.  If a shareholder needs an additional copy of this Proxy Statement, please contact Georgeson LLC (“Georgeson”), our proxy solicitor, at 866-857-2624.  If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of its household, please call Georgeson at 866-857-2624.

Proxy Solicitation and Related Costs

Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, electronic communications or personal interviews conducted by Trustees, officers or employees of the Fund; Avenue, the investment adviser to the Fund; or Georgeson, a proxy solicitation firm that has been retained by the Fund. The cost of Georgeson’s services is expected to be approximately $51,000. Avenue and AAML each will bear 50% of all normal and customary fees and expenses incurred by the Fund in connection with the Proposals (including, but not limited to, proxy and proxy solicitation costs, printing costs, expenses of holding additional Board and shareholder meetings and related legal fees).  Solicitation costs borne by Avenue and AAML may include (a) printing and mailing of this Proxy Statement and accompanying material, (b) reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund’s shares, (c) payment to Georgeson for its services in soliciting proxies for the Special Meeting and (d) payment of the costs associated with supplementary solicitations to submit proxies for the Special Meeting. The Fund will not bear any of the solicitation expenses. This Proxy Statement is expected to be mailed to shareholders on or about September 20, 2017.

Other Business

The Fund’s Board does not know of any other matter that may come before the Special Meeting.  If any other matter properly comes before the Special Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

Shareholder Proposals

Nominations of persons for election as Trustees of the Fund and the proposal of other business to be considered by the shareholders may be made at a special meeting of shareholders at which Trustees are to be elected only (A) pursuant to the Fund’s notice of meeting, (B) by or at the direction of the Board or any authorized committee thereof or (C) by any shareholder of the Fund who was a shareholder of record of the Fund at the time the notice required from the shareholder (as further described below) is delivered to the Secretary of the Fund, who is entitled to vote upon persons for election as Trustees at the meeting on any such business and who complies with the notice procedures set forth in the Fund’s By-Laws.

Pursuant to the Fund’s By-Laws, for any business to be properly brought before an annual or special meeting by a shareholder, including the nomination of persons for election as Trustees of the Fund, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund and such business must otherwise be a proper matter for action by the shareholders. In the case of special meetings, notice must be delivered not later than the close of business on the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting and not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above.

Any shareholder’s notice shall set forth as to each matter proposed the items required under the Fund’s By-Laws.

VOTING INFORMATION

Voting Rights

Shareholders of record on the Record Date are entitled to notice of, and to vote at, the Special Meeting.  Each share is entitled to one vote.

If the enclosed proxy card is properly executed and returned in time to be voted at the Special Meeting, the shares represented by the proxy card will be voted in accordance with the instructions marked on the proxy card.  If no instructions are marked on the proxy card, the proxy will be voted “FOR” the Proposals.  Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Special Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card to the Fund at the address indicated on the enclosed envelope provided with this Proxy Statement.  Any letter of revocation or later-dated proxy card must be received by the Fund prior to the Special Meeting and must indicate your name and account number to be effective.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Special Meeting.  Under the NYSE rules a broker member may not, in connection with certain, non-routine matters, such as the approvals sought under the Proposals, authorize any proxy without instructions from the customer.  Votes that, in accordance with the NYSE rules, are not cast by broker-dealer firms on those non-routine matters because the broker did not receive instructions are called “broker non-votes.” With respect to each Proposal, broker non-votes and abstentions will have the same effect as a vote against the Proposal, although they will be considered present for purposes of determining the presence of a quorum at the Special Meeting.

Proxy solicitations will be made primarily by mail, but may also be made by telephone, electronic transmissions or personal meetings with officers and employees of Avenue or Aberdeen Group and their affiliates or other representatives of the Fund, including its Trustees.  Proxy solicitations will also be made by Georgeson.

In order that your shares may be represented at the Special Meeting, you are requested to:

•                  indicate your instructions on the proxy cards for the Special Meeting;

•                  date and sign the proxy cards for the Special Meeting;

•                  mail the proxy cards for the Special Meeting promptly in the enclosed envelope; and

•                  allow sufficient time for the proxy cards to be received and processed on or before the commencement of the Special Meeting on November 16, 2017 at 8:00 a.m., Eastern Time.

Quorum; Adjournment

A quorum of shareholders is constituted by the presence in person or by proxy of one-third (1/3) of the outstanding shares of the Fund entitled to vote at the Special Meeting.  In the event that a quorum is not present at the Special Meeting or in the event that a quorum is present but sufficient votes to approve the Proposals are not received, the Chairman, the Trustees (or their designees) or a majority of the votes properly cast upon the question of adjourning a meeting, whether or not a quorum is present, may adjourn the Special Meeting one or more times, without notices other than announcement at the Special Meeting.  If your shares of common stock are present at the Special Meeting but are not voted on a proposal to adjourn, or if you have given a proxy and abstained on the Proposals, this will have the same effect as if you voted “AGAINST” any proposal to adjourn the Special Meeting.  If you fail to submit a proxy or to be present in person at the Special Meeting, or if there are broker non-votes, your shares of common stock not present at the Special Meeting will not be counted in respect of, and will not have any effect on, the proposal to adjourn the Special Meeting. If a Special Meeting is adjourned to a date more than 120 days after the original record date, written notice of such an adjournment stating the place, date and hour thereof and specifying the purpose or purposes thereof will be given to each shareholder entitled to vote at least seven days prior to the adjourned Special Meeting.  At the adjourned Special Meeting, any business may be transacted which might have been transacted at the original Special Meeting.  If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

Vote Required

Shareholders of the Fund are being asked to approve Proposals 1 and 2 (i.e., the New Advisory Agreements for the Fund).  Approval of these Proposals by the Fund will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act.  This means the lesser of (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

Shareholders of the Fund are also being asked to approve Proposal 3.  Approval of this Proposal will require the affirmative vote of a plurality of the shares of the Fund entitled to vote present in person or represented by proxy.

If either Proposal 1 or Proposal 2 is not approved by shareholders, none of the nominees in Proposal 3 will serve as Trustees to the Fund, even if elected by shareholders. In such an event, the current Board would continue to serve.

The Transaction described in this Proxy Statement is contingent upon each of Proposals 1, 2 and 3 being approved by shareholders of the Fund. If any of the Proposals are not approved by shareholders of the Fund, the Transaction will not be completed.

To assure the presence of a quorum at the Special Meeting, please promptly execute and return the enclosed proxy card.  A self-addressed, postage-paid envelope is enclosed for your convenience.

By Order of the Board of Trustees,

Randolph Takian

President and Chief Executive Officer

EXHIBIT A

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT, dated as of               , 2017 (the “Agreement”), by and between [AVENUE] INCOME CREDIT STRATEGIES FUND, a Delaware statutory trust (the “Fund”) and ABERDEEN ASSET MANAGERS LIMITED (the “Adviser”), a Scottish corporation registered under the Investment Advisers Act of 1940 (the “Advisers Act”), is authorized and regulated by the Financial Conduct Authority of the United Kingdom (the “FCA”), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients.

SECTION l. Appointment and Duties of Adviser. (a) Subject to the terms and conditions set forth herein, the Fund hereby appoints the Adviser, subject to the review and supervision of the Board of Trustees of the Fund (the “Board”), to act as the investment adviser for and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s stated investment objectives and policies and limitations, and to manage the day-to-day business and affairs of the Fund (except with respect to matters in the charge of the Fund’s chief compliance officer or other service providers retained by the Fund), for the period and on the terms set forth in this Agreement. The investment of funds shall be subject to all restrictions of applicable law (unless able to rely on an exemption or exemptive relief) and the Amended and Restated Declaration of Trust and By-Laws of the Fund, and resolutions of the Board as may from time to time be in force and delivered in writing to the Adviser. The Adviser acknowledges and agrees that subject to the supervision and directions of the Trust’s Board of Trustees, it shall be responsible for compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, except that the Adviser shall not have liability in connection with information furnished by an unaffiliated sub-adviser, an independent Trustee, independent Trustees’ counsel or any other unaffiliated third party to the Fund or to the Adviser.

(b) The Adviser accepts such appointment and agrees during the term of this Agreement to:

(i)            supervise the investment activities of the Fund, including advising and consulting with the Board as the Board may reasonably request;

(ii)           continuously manage the assets of the Fund in a manner consistent with the stated investment objectives and policies of the Fund;

(iii)          determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions, including the placing of purchase and sale orders on behalf of the Fund, as necessary or appropriate;

(iv)          furnish offices, facilities and equipment to the Fund to the extent necessary for the management of the Fund;

(v)           render periodic reports to the Board as the Board may reasonably request regarding the Fund’s investment program and the services provided by the Adviser hereunder; and

(vi)          exercise or procure the exercise of any proxy voting rights or other powers and discretion conferred on the registered holder or the beneficial owner of any securities in the Fund.

(c) The Adviser may delegate any of the foregoing responsibilities to a third party with the consent of the Fund, and with respect to foreign securities, may obtain statistical and other factual information and advice regarding economic factors and trends from its foreign affiliates, and may obtain investment services from the investment advisory personnel of its affiliates located throughout the world to the extent permitted under interpretations of the federal securities law.

(d) The Fund acknowledges that the Adviser makes no warranty that any investments made by the Adviser hereunder will not depreciate in value or at any time not be affected by adverse tax consequences, nor does it give any warranty as to the performance or profitability of the assets or the success of any investment strategy recommended or used by the Adviser.

(e) The Adviser is authorized on behalf of the Fund to establish brokerage, bank and other accounts and agreements.

(f)  The Adviser shall regard the Fund as a professional client in respect of its FCA obligations.

SECTION 2. Transactions with Affiliates. The Adviser is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law or any exemptions thereto, to purchase and/or sell securities and other instruments which the Adviser or any of its affiliates owns, underwrites, deals in, makes a market in and/or for the issuer thereof performs or seeks to perform investment banking or other services. The Adviser is further authorized, to the extent permitted by applicable law, to select brokers (including any brokers affiliated with the Adviser) for the execution of trades for the Fund.

SECTION 3. Best Execution; Research Services. The Adviser is authorized, for the purchase and sale of the Fund’s portfolio securities and other instruments, to employ such dealers and brokers as may, in the judgment of the Adviser, implement the policy of the Fund to obtain the best execution, taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. Consistent with this policy, the Adviser is authorized to direct the execution of the Fund’s portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Adviser to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, as amended, the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser. It is understood that the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Adviser by brokers who effect transactions for the Fund may be used by the Adviser in servicing other investment companies, funds and accounts which it manages. Similarly, research services furnished to the Adviser by brokers who effect transactions for other investment companies, funds and accounts which the Adviser manages may be used by the Adviser in servicing the Fund. It is understood that not all of these research services are used by the Adviser in managing any particular account, including the Fund.

The Adviser and its affiliates may aggregate purchase or sale orders for the Fund with purchase or sale orders for the same instrument for the accounts of other clients of the Adviser or of its affiliates and the Adviser’s own accounts, if such aggregation is consistent with applicable law. However, the Adviser is under no obligation to aggregate any such orders under any circumstances.

SECTION 4. Independent Contractor. The Adviser shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed as agent of the Fund.

SECTION 5. Non-Exclusive Agreement. The services of the Adviser to the Fund under this Agreement are not exclusive, and the Adviser and any of its affiliates or related persons shall be free to render similar services or other services to others. Without limiting the generality of the foregoing, the Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund or may involve substantial time and resources from the Adviser.

SECTION 6. Fee. (a) For the services described in Section 1, the Fund will accrue daily and pay to the Adviser in U.S. dollars, within five business days after the end of each calendar month, a monthly investment management fee for such month at an annual rate of 1.25% of the Fund’s average daily “Managed Assets” during such month. “Managed Assets” are the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage).

(b)  For purposes of calculating such investment management fee, the value of the Fund’s total assets shall be computed at the time and in the manner specified for the calculation of the Fund’s total assets in the Fund’s Registration Statement on Form N-2 (in the section entitled “Net Asset Value”), as in effect from time to time, filed with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended. Further, on any day when the value of the Fund’s total assets is not calculated, the Fund’s total assets, for purposes of calculating the investment management fee, shall be deemed to be the Fund’s total assets as of the close of business of the last day on which such calculation was made.

(c)   For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the Adviser’s fee on the basis of the number of days that the Agreement is in effect during such month and year, respectively.

SECTION 7. Expenses. (a) In addition to the fee of the Adviser, the Fund shall pay all of its expenses, including, among others, legal fees and expenses of counsel to the Fund and to the Fund’s independent trustees; insurance, including trustees and officers insurance and errors and omissions insurance; auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; other expenses in connection with the issuance, offering and underwriting of shares or debt instruments issued by the Fund or with the securing of any credit facility or other loans for the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan (except for brokerage expenses paid by participants in such plan); compensation and expenses of trustees; costs of stationery; any litigation expenses; and costs of shareholder, Board and other meetings.

(b) The Adviser shall arrange, if acceptable to the Fund, for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by the law.

SECTION 8. Interested Persons. Subject to applicable statutes and regulations, it is understood that trustees, officers, shareholders and agents of the Fund are or may be interested in the Adviser as directors, officers, shareholders, agents or otherwise and that the directors, officers, shareholders and agents of the Adviser may be interested in the Fund as trustees, officers, shareholders, agents or otherwise.

SECTION 9. Liability. (a) The Adviser shall not be liable for any error of judgment or mistake of law, or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties (“disabling conduct”). The Adviser may consult with counsel and accountants in respect of the Fund’s affairs and shall be fully protected and justified in any action or inaction which is taken in accordance with the advice or opinion of such counsel and accountants; provided, that such counsel or accountants were selected with reasonable care.

(b)  The Fund will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or settlement or as fines or penalties, not resulting from disabling conduct by the Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before which the proceeding was brought that the Adviser was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a determination, based upon a review of the facts, that it would be reasonable to conclude that the Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of trustees of the Fund who are neither “interested persons” (as defined in the 1940 Act) of the Fund nor parties to the proceeding (“disinterested non-party trustees”) or (b) an independent legal counsel in a written opinion. The

Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses (including reasonable counsel fees and expenses) incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. Prior to any such advance, the Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (x) the Adviser shall provide a security in form and amount acceptable to the Fund for its undertaking; (y) the Fund is insured against losses arising by reason of the advance; or (z) a majority of a quorum of disinterested non-party trustees or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Adviser may ultimately be found to be entitled to indemnification.

(c)   U.S. federal securities laws impose liabilities under certain circumstances on persons who act in good faith and nothing herein shall constitute a waiver of or limitation on any right which the Fund may have under any applicable securities laws.

SECTION 10. Term. (a) This Agreement shall become effective on the date hereof and shall remain in full force for the two-year period from the effective date hereof unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only for so long as such continuance is specifically approved as least annually in the manner required by the 1940 Act.

(b)  This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act). This Agreement may be terminated at any time without the payment of any penalty by the Fund or by the Adviser on sixty (60) days written notice to the other party. The Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

(c)   Termination of this Agreement shall not affect the right of the Adviser to receive payment on any unpaid balance of the compensation described in Section 6 above earned prior to such termination.

SECTION 11. Subadviser. The Adviser may employ one or more subadvisers to perform such of the acts and services of the Adviser, and upon such terms and conditions as may be agreed upon between the Adviser and such subadviser and agreed or approved by the Trustees of the Fund, all as permitted by the 1940 Act.

SECTION 12. Representations and Warranties. The Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the Adviser agrees to maintain effective all material registration, authorizations and licenses required for the performance of its duties hereunder, as the case may be, until the termination of this Agreement.

SECTION 13. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule or otherwise, the remainder shall not thereby be affected.

SECTION 14. Notices. Any notice, request, instruction, or other document to be given under this Agreement by any party hereto to the other party shall be in writing and, if other than routine business correspondence, delivered by (i) confirmed facsimile, (ii) registered or certified mail or United States Postal Service Express Mail, (iii) a nationally recognized overnight courier, (iv) hand, or (v) e-mail (so long as a receipt for such e-mail is requested and received). Such writing shall be addressed to a party as set forth below, or to such other address as a party may from time to time designate in any notice. Any notice given hereunder shall be effective upon receipt.

If to the Fund:

[Avenue] Income Credit Strategies Fund
1735 Market Street, 32nd Floor

Philadelphia, Pennsylvania 19103

Attn: Legal

If to the Adviser:

Aberdeen Asset Managers Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Attn: Legal

SECTION 15. Disclaimer. The Adviser acknowledges and agrees that, as provided by Section 8.01 of the Amended and Restated Declaration of Trust of the Fund, (i) this Agreement has been executed by officers of the Fund in their capacity as officers, and not individually, and (ii) the shareholders, trustees, officers, employees and other agents of the Fund shall not personally be bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder and that any such resort may only be had upon the assets and property of the Fund.

SECTION 16. Use of the Name “Aberdeen”. The Adviser hereby consents to the Fund using the identifying word “Aberdeen” in the name of the Fund. Such consent is expressly conditioned upon the Fund’s employment of the Adviser, or its successor, subsidiary, parent or affiliate under common control, as investment adviser to the Fund. As between the Adviser and the Fund, the Adviser any and all goodwill associated with such use shall inure to the sole benefit of the Adviser. The Fund shall use “Aberdeen” solely in the form stipulated by the Adviser and shall observe such standards as the Adviser from time to time prescribes. The Adviser shall have the right to inspect any designation, document or other media bearing “Aberdeen” including any promotional material. The Adviser may from time to time use, or consent to others using, the identifying word “Aberdeen” in any name or for other purpose, including without limitation in the names of other investment companies, corporations or businesses that it may manage, advise, sponsor or own or in which it may have a financial interest. The Fund acknowledges and agrees that the Adviser may require the Fund to cease using the identifying word “Aberdeen” if the Fund ceases to employ the Adviser, or its successor, subsidiary, parent or affiliate under common control, as investment adviser to the Fund.

SECTION 17. Governing Law. All questions concerning the validity, meaning and effect of this Agreement shall be determined in accordance with the laws (without giving effect to the conflict-of-law principles thereof) of the State of Delaware applicable to contracts made and to be performed in that state.

SECTION 18. Force Majeure. The Adviser shall not be liable for the nonperformance of its obligations hereunder by reason of circumstances preventing the Adviser from performance, including, but not limited to, any breakdown or failure of transmission or communication or computer facilities (including, without limitation, hardware or software), internet, firewalls, encryptions systems, security devices, or power supply, postal or other strikes or similar industrial action, the failure of any relevant exchange, clearing house and/or broker for any reason to perform its obligations, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, riots, terrorism, war or such event of similar nature, labor difficulties, non-performance by a third party not hired or otherwise selected by it to provide services in connection with this Agreement, natural disaster, casualty, elements of nature, fires, earthquakes, floods, or other catastrophes, acts of God, mechanical breakdowns, or malfunctions, failure or disruption of utilities; provided that any such aforementioned reason for nonperformance is beyond the Adviser’s reasonable control. Further, the Adviser shall maintain disaster recovery, business continuity and cybersecurity procedures in effect consistent with those of similar registered investment advisers to mutual funds.

SECTION 19. Miscellaneous. The Fund acknowledges receipt of Part II of the Adviser’s Form ADV, which states information relative to the Adviser’s investment and brokerage policies and other important matters.

SECTION 20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

SECTION 21. Indulgences, Not Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver or any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

SECTION 22. No Third-Party Beneficiaries. This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any person other than the parties and their respective successors and permitted assigns.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the day and year first above written.

[AVENUE] INCOME CREDIT STRATEGIES FUND

By:

Name:
Title:

ABERDEEN ASSET MANAGERS LIMITED

By:

Name:
Title:

EXHIBIT B

FORM OF NEW SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of the     day of     , 2017 (“Effective Date”), by and among [AVENUE] INCOME CREDIT STRATEGIES FUND (the “Fund”), a Delaware statutory trust, ABERDEEN ASSET MANAGERS LIMITED, a Scottish corporation (the “Adviser”) registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and ABERDEEN ASSET MANAGEMENT INC. (the “Sub-Adviser”), a Delaware corporation and also registered under the Advisers Act.

W I T N E S S E T H:

WHEREAS, the Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Fund dated as of the    day of      , 2017, as amended, (the “Advisory Agreement”), been retained to act as investment manager of the Fund;

WHEREAS, the Sub-Adviser represents that it is willing and possesses legal authority to render such services subject to the terms and conditions set forth in this Agreement;

WHEREAS, the Fund and the Adviser each represent that the Advisory Agreement permits the Adviser to, at its expense, employ, consult, or associate with such person or persons as it believes necessary to assist it in carrying out its obligations under the Advisory Agreement, subject to the requirements of the 1940 Act;

WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in the provision of a continuous investment program, and the Sub-Adviser is willing to render such services subject to the terms and conditions set forth in this Sub-Advisory Agreement;

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to the Fund:

1.              Appointment as Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as sub-adviser to the Fund subject to the supervision of the Adviser and the Board of Trustees of the Fund and subject to the terms of this Agreement; and the Sub-Adviser hereby accepts such appointment. In such capacity, the Sub-Adviser shall be responsible for assistance with the investment management of the Fund’s Assets. It is recognized that the Sub-Adviser and certain of its affiliates now act, and that from time to time hereafter may act, as investment adviser to one or more other investment companies and to fiduciary or other managed accounts and that the Adviser and the Fund cannot object to such activities.

2.              Duties of Sub-Adviser.

(a)                                 Sub-Advisory Services. The Sub-Adviser is hereby authorized and directed and hereby agrees, subject to the stated investment objective, policies, limitations and restrictions of the Fund, as set forth in the Fund’s prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to hereinafter as the “Registration Statement”) and shareholder reports and subject to the directions of the Adviser and the Fund’s Board of Trustees, to monitor on a continuous basis the performance of the Fund’s assets and to assist the Adviser in conducting a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets. The Adviser agrees to provide the Sub-Adviser with such assistance as may be reasonably requested by the Sub-Adviser in connection with the Sub-Adviser’s activities under this Agreement, including, without limitation, providing information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund or the Fund’s affairs.

(b)                                 Compliance with Applicable Laws, Governing Documents and Fund Compliance Procedures. In the performance of its services under this Agreement, the Sub-Adviser shall act in conformity with: (i) the Fund’s Registration Statement and investment objective, policies, limitations and restrictions; (ii) the Fund’s Amended and Restated Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Fund or the Adviser notifies the Sub-Adviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration” and “By-Laws,” respectively); (iii) the policies and procedures for compliance by the Fund with the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940 Act) provided to the Sub-Adviser (together, the “Fund Compliance Procedures”); and (iv) with the instructions and directions received in writing from the Adviser or the Trustees of the Fund. The Sub-Adviser in performing its services under this Agreement will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations. Without limiting the preceding sentence, the Adviser promptly shall notify the Sub-Adviser as to any act or omission of the Sub-Adviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Fund’s Declaration and By-Laws, the Registration Statement and Fund Compliance Procedures, the instructions and directions received in writing from the Adviser or the Trustees of the Fund or the 1940 Act, the Code, and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring the Fund’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Sub-Adviser is only obligated to comply with this subsection (b) with respect to the investment management services it provides. The Adviser will promptly provide the Sub-Adviser with a copy of the minutes of the meetings or resolutions of the Board of Trustees of the Fund to the extent they may affect the Fund or the services of the Sub-Adviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

Quarterly and annual tax compliance tests are performed to ensure that the Fund is in compliance with Subchapter M and Section 817(h) of the Code. In connection with such compliance tests, the Adviser shall inform the Sub-Adviser at least ten (10) business days prior to a calendar quarter end if the Fund’s assets are out of compliance with the diversification requirements under either Subchapter M or Section 817(h). If the Adviser  notifies the Sub-Adviser that the Fund’s assets are not in compliance with such requirements noted above, the Sub-Adviser will take prompt action to assist the Adviser with bringing the Fund back into compliance within the time permitted under the Code thereunder.

The Adviser will provide the Sub-Adviser with reasonable advance notice of any change in the Fund’s investment objectives, policies, limitations and restrictions, and the Sub-Adviser shall, in the performance of its duties and obligations under this Agreement, manage the Fund’s assets consistent with such changes, as soon as practical after the Fund or the Adviser notifies the Sub-Adviser thereof and provided that the Sub-Adviser has received prompt notice of the effectiveness of such changes from the Fund or the Adviser. In addition to such notice, the Adviser shall provide to the Sub-Adviser a copy of the document(s) reflecting such changes. The Adviser acknowledges that the Fund will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Sub-Adviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Sub-Adviser to the Fund or to the Adviser specifically for inclusion in such materials. The Sub-Adviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Sub-Adviser and its relationship to, and actions for, the Fund as may be required by the Fund or the Adviser.

In order to assist the Fund and the Fund’s Chief Compliance Officer (the “Fund CCO”) to satisfy the requirements contained in Rule 38a-1 under the 1940 Act, the Sub-Adviser shall provide to the Fund CCO: (i) direct access to the Sub-Adviser’s chief compliance officer (the “Sub-Adviser CCO”), as reasonably requested by the Fund CCO; (ii) quarterly reports confirming that the Sub-Adviser has complied with the Fund Compliance Procedures in managing the Fund’s assets; and (iii) quarterly certifications that there were no Material Compliance Matters (as that term is defined by Rule 38a-1(e)(2)) that arose under the Fund Compliance Procedures that related to the Sub-Adviser’s management of the

Fund’s assets. In addition, the Sub-Adviser will provide sub-certifications, upon request, with respect to Forms N-CSR and N-Q filings for the Fund.

(c)                                  Sub-Adviser Compliance Policies and Procedures. The Sub-Adviser shall promptly provide the Fund CCO with copies of: (i) the Sub-Adviser’s policies and procedures for compliance by the Sub-Adviser with the Federal Securities Laws (together, the “Sub-Adviser Compliance Procedures”), and (ii) any material changes to the Sub-Adviser Compliance Procedures. The Sub-Adviser shall cooperate fully with the Fund CCO so as to facilitate the Fund CCO’s performance of the Fund CCO’s responsibilities under Rule 38a-1 to review, evaluate and report to the Fund’s Board of Trustees on the operation of the Sub-Adviser Compliance Procedures, and shall promptly report to the Fund CCO any Material Compliance Matter arising under the Sub-Adviser Compliance Procedures involving the Sub-Adviser’s management of the Fund’s Assets. The Sub-Adviser shall provide to the Fund CCO: (i) quarterly reports confirming the Sub-Adviser’s compliance with the Sub-Adviser Compliance Procedures in managing the Fund’s assets, and (ii) certifications that there were no Material Compliance Matters involving the Sub-Adviser that arose under the Sub-Adviser Compliance Procedures that  affected the Fund’s assets. At least annually, the Sub-Adviser shall provide a certification to the Fund CCO to the effect that the Sub-Adviser has in place and has implemented policies and procedures that are reasonably designed to ensure compliance by the Sub-Adviser with the Federal Securities Laws.

(d)                                 Voting of Proxies. The Adviser may delegate to the Sub-Adviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Fund’s assets and authorizes the Sub-Adviser to delegate further such discretionary authority to a designee identified in a notice given to the Fund and the Adviser. The Sub-Adviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities that have been so delegated, and shall not be required to seek or take instructions from, the Adviser or the Fund or take any action with respect thereto. If both the Sub-Adviser and another entity managing assets of the Fund have invested the Fund’s assets in the same security, the Sub-Adviser and such other entity will each have the power to vote its pro rata share of the Fund’s security.

The Sub-Adviser has established a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Sub-Adviser has provided the Adviser a copy of such procedure and has established a process for the timely distribution of the Sub-Adviser’s voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information Form N-PX under the 1940 Act, Form NQ under the 1940 Act, and Form N-CSR under the 1940 Act, respectively.

(e)                                  Agent. Subject to any other written instructions of the Adviser or the Fund, the Sub-Adviser is hereby appointed the Adviser’s and the Fund’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Fund’s assets. The Sub-Adviser agrees to provide the Adviser and the Fund with copies of any such agreements executed on behalf of the Adviser or the Fund.

(f)                                   Brokerage. The Sub-Adviser is authorized, subject to the supervision of the Adviser and the plenary authority of the Fund’s Board of Trustees, to establish and maintain accounts on behalf of the Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Fund’s assets that the Adviser and Sub-Adviser mutually agree shall be traded by the Sub-Adviser with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Sub-Adviser) or dealers (collectively “Brokers”) as the Sub-Adviser may elect and negotiate commissions to be paid on such transactions. The Sub-Adviser, however, is not required to obtain the consent of the Adviser or the Fund’s Board of Trustees prior to establishing any such brokerage account. The Sub-Adviser shall place all orders for the purchase and sale of portfolio investments that are agreed to with the Adviser to be assigned to the Sub-Adviser for trading for the Fund’s account with Brokers selected by the Sub-Adviser. In the selection of such Brokers and the placing of such orders, the Sub-Adviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay  higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Sub-Adviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions. Notwithstanding the foregoing, neither the Fund nor the Adviser shall instruct the Sub-Adviser to place orders with any particular Broker(s) with respect to any trades being executed by the Sub-Adviser. Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Sub-Adviser, the Sub-Adviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, the Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”)) to the Sub-Adviser an amount of commission for effecting an investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion and that the total commissions paid by the Fund with respect to Fund’s assets will be reasonable in relation to the benefits to the Fund in the long term.

It is recognized that the services provided by such Brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser’s services to other clients. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund with respect to the Fund’s assets as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, and subject to any applicable procedures adopted by the Board of Trustees, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Fund’s assets.

(g)                                  Securities Transactions. The Sub-Adviser and any affiliated person of the Sub-Adviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Sub-Adviser or any affiliated person of the Sub-Adviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Sub-Adviser acknowledges that the Adviser and the Fund may rely on Rule 17a-7, Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Sub-Adviser hereby agrees that it shall not consult with any other subadviser to the Fund (if any) with respect to transactions in securities for the Fund’s assets.

The Sub-Adviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. Every quarter, the Sub-Adviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the Adviser that the Sub-Adviser and its Access Persons have complied with the Sub-Adviser’s Code of Ethics with respect to the Fund’s assets or (ii) identifying any violations which have occurred with respect to the Fund’s assets. The Sub-Adviser will have also submitted its Code of Ethics for its initial approval by the Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

(h)                                 Books and Records. The Sub-Adviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Fund’s assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Fund any records which it maintains for the Fund upon request by the Fund (except that the Sub-Adviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files). The Fund’s Records shall be available to the Adviser or the Fund at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Registration Statement.

(i)                                     Information Concerning Fund’s assets and Sub-Adviser. From time to time as the Adviser or the Fund reasonably may request in good faith, the Sub-Adviser will furnish the requesting party reports on portfolio transactions and reports on its management services provided with respect to the Fund’s assets, all in such reasonable detail as the parties may reasonably agree in good faith. The Sub-Adviser will also inform the Adviser prior to any such change of material changes in portfolio managers responsible for Fund’s assets, any changes in the ownership or management of the Sub-Adviser, or of material changes in the control of the Sub-Adviser. Upon the Fund’s or the Adviser’s reasonable request, the Sub-Adviser will make available its officers and employees to meet with the Fund’s Board of Trustees to review its management services provided with respect to the Fund via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

Subject to the other provisions of this Agreement, the Sub-Adviser will also provide such information or perform such additional acts with respect to the Fund’s assets as are reasonably required for the Fund or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act of 1933, as amended, and any rule or regulation thereunder.

(j)                                    Custody Arrangements. The Fund or the Adviser shall notify the Sub-Adviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Fund’s assets and shall give the Sub-Adviser written notice of any changes in such custodian banks or custody arrangements. The Sub-Adviser shall on each business day provide the Adviser and the Fund’s custodian such information as the Adviser and the Fund’s custodian may reasonably request in good faith relating to all transactions concerning the Fund’s assets. The Fund shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Sub-Adviser with respect to the Fund’s assets (which instructions may be orally given if confirmed in writing); and (B) provide the Sub-Adviser with all operational information necessary for the Sub-Adviser to trade the Fund’s assets on behalf of the Fund. The Sub-Adviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Sub-Adviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

(k)                                 Valuation of Fund’s assets. The Sub-Adviser agrees to monitor the Fund’s assets and to notify the Adviser or its designee on any day that the Sub-Adviser determines that a significant event has occurred with respect to one or more securities held by the Fund. As requested by the Adviser or the Fund’s Valuation Committee, the Sub-Adviser hereby agrees to provide additional assistance to the Valuation Committee of the Fund, the Adviser and the Fund’s pricing agents in valuing Fund’s assets held in the portfolio. Such assistance may include fair value pricing of portfolio securities, as requested by the Adviser. The Sub-Adviser agrees that it will act, at all times, in accordance with the Fund’s Valuation Procedures, and will provide such certifications or sub-certifications relating to its compliance with the Fund’s Valuation Procedures as reasonably may be requested, from time to time, by the Adviser or the Fund. The Sub-Adviser agrees that it will regularly reconcile its portfolio holdings list for the Fund against the portfolio holdings list provided by the Fund’s service providers and alert the Adviser in the event that the Sub-Adviser’s list does not match the list provided by the Fund’s service providers.

The Sub-Adviser also will provide such information or perform such additional acts as are customarily performed by a Sub-Adviser and may be required for a Fund or the Adviser to comply with their respective obligations under applicable federal securities laws, including, without limitation, the 1940 Act, the Advisers Act, the 1934 Act, the Securities Act, and any rule or regulation thereunder.

3.                                      Independent Contractor. In the performance of its services hereunder, the Sub-Adviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund, the Fund or the Adviser.

4.                                      Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses and overhead incurred by it in connection with its activities under this Agreement. The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Sub-Adviser shall not be responsible for the Fund’s or the Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of holding or carrying Fund’s assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Fund’s assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Sub-Adviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, Registration Statements, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses of the Fund. The Fund or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any expenses of the Fund or the Adviser as may be reasonably incurred by such Sub-Adviser on behalf of the Fund or the Adviser, it being understood that the Fund will not reimburse the Sub-Adviser for any expenses for which the Fund would not be responsible under the Advisory Agreement. The Sub-Adviser shall keep and supply to the Fund and the Adviser reasonable records of all such expenses.

5.                                      Compensation. For services provided pursuant to this Agreement, the Sub-Adviser is entitled to the fee listed for the Fund on Exhibit A hereto. In any month in which fees are to be paid to the Sub-Adviser, such fees will be paid by the Adviser no later than the twentieth (20th) business day following the end of the month.

6.                                      Representations and Warranties of Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Fund as follows:

(a)                                 The Sub-Adviser is registered as an investment adviser under the Advisers Act;

(b)                                 The Sub-Adviser is registered as a Commodity Trading Advisor under the Commodity Exchange Act, as amended (the “CEA”), with the Commodity Futures Trading Commission (the “CFTC”), or is not required to file such registration;

(c)                                  The Sub-Adviser is a corporation duly organized and operating under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(d)                                 The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for execution, delivery and performance by the Sub-Adviser of this

Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser; and

(d)                                 The Form ADV of the Sub-Adviser provided to the Adviser and the Fund is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

7.                                      Representations and Warranties of Adviser. The Adviser represents and warrants to the Sub-Adviser as follows:

(a)                                 The Adviser is registered as an investment adviser under the Advisers Act;

(b)                                 The Adviser is registered as a Commodity Trading Advisor under the Commodity Exchange Act, as amended (the “CEA”), with the Commodity Futures Trading Commission (the “CFTC”), or is not required to file such registration;

(c)                                  The Adviser is a company duly organized and validly existing under the laws of Scotland with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder, is regulated by the Financial Conduct Authority of the United Kingdom, and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients;

(d)                                 The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(e)                                  The Form ADV of the Adviser provided to the Sub-Adviser and the Fund is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(f)                                   The Adviser acknowledges that it received a copy of the Sub-Adviser’s Form ADV prior to the execution of this Agreement; and

(g)                                  The Adviser and the Fund have duly entered into the Advisory Agreement pursuant to which the Adviser may, at its expense, employ, consult, or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under the Advisory Agreement.

8.                                 Representations and Warranties of the Fund. The Fund represents and warrants to the Adviser and the Sub-Adviser as follows:

(a)                                 The Fund is a statutory trust duly formed and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(b)                                 The Fund is registered as an investment company under the 1940 Act and has elected to qualify and has qualified as a regulated investment company under the Code, and the Fund’s shares are registered under the Securities Act;

(c)                                  The execution, delivery and performance by the Fund of this Agreement are within the Fund’s powers and have been duly authorized by all necessary action on the part of the Fund and its Board of Trustees, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Fund for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Fund of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Fund’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Fund; and

(d)                                 The Fund acknowledges that it received a copy of the Sub-Adviser’s Form ADV prior to the execution of this Agreement.

9.                                 Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser, the Adviser and the Fund pursuant to the recitals above and Sections 6, 7 and 8, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material respects.

10.                          Liability.

The Sub-Adviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or a reckless disregard of its duties hereunder, the Sub-Adviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Sub-Adviser (“Controlling Persons”) other than the Adviser, if any, shall not be subject to any expenses or liability to the Adviser, any other subadviser to the Fund or the Fund or any of its shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Funds assets, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act). The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 10(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Sub-Adviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of the Fund’s assets. Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Sub-Adviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws and the CEA.

11.                          Duration and Termination.

(a)                                 Duration. Unless sooner terminated, this Agreement shall continue for an initial two year period from the Effective Date, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the Fund’s Board of Trustees or a vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided further that in either event its continuance also is approved by a majority of the Fund’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b)                                 Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

(i)                                     By vote of a majority of the Fund’s Board of Trustees, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon written notice to the Sub-Adviser;

(ii)                                  By any party hereto immediately upon written notice to the other parties in the event of a breach of any provision of this Agreement by either of the other parties; or

(iii)                               By the Sub-Adviser upon 90 days’ written notice to the Adviser and the Fund.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

12.                          Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

13.                          Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Fund’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Funds (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Fund who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

14.                          Confidentiality. Subject to the duties of the Adviser, the Fund and the Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Fund and the actions of the Sub-Adviser, the Adviser and the Fund in respect thereof; except to the extent:

(a)                                 Authorized. The Adviser or the Fund has authorized such disclosure;

(b)                                 Court or Regulatory Authority. Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

(c)                                  Publicly Known Without Breach. Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

(d)                                 Already Known. Such information already was known by the party prior to the date hereof;

(e)                                  Received From Third Party. Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund’s custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

(f)                                   Independently Developed. The party independently developed such information.

15.                          Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a)                                 If to the Subadviser:

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Attention: Legal Department

Email: legal.us@aberdeen-asset.com
Facsimile: (215) 405-5700

(b)                                 If to the Adviser:

Aberdeen Asset Managers Limited

Bow Bells House

1 Bread Street

London, United Kingdom

EC4M 9HH

Attention: Legal Department

Email: legal.uk@aberdeen-asset.com

Facsimile: 44-207-463-6001

(c)                                  If to the Fund:

[Avenue] Income Credit Strategies Fund

1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Attention: President of the Fund
Facsimile: (215) 405-5700

16.                         Jurisdiction. This Agreement shall be governed by and construed in accordance with substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall prevail.

17.                         Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

18.                         Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

19.                          Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

20.                          Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

21.                          Entire Agreement. This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

[AVENUE] INCOME CREDIT STRATEGIES FUND

By:
Name:
Title:

ADVISER:
ABERDEEN ASSET MANAGERS LIMITED

By:
Name:
Title:

SUBADVISER:
ABERDEEN ASSET MANAGEMENT INC.

By:
Name:
Title:

EXHIBIT A
SUBADVISORY AGREEMENT AMONG
[AVENUE] INCOME CREDIT STRATEGIES FUND,
ABERDEEN ASSET MANAGERS LIMITED
AND ABERDEEN ASSET MANAGEMENT INC.

The Sub-Adviser is entitled to the percentage of the advisory fee received after fee waivers and expense reimbursements, if any, by the Adviser for the Fund as detailed below:

Percent of Advisory Fees

40% of fees received by the Adviser

EXHIBIT C

FUND OFFICERS

The current officers of the Fund, in addition to Mr. Takian, include the following:

Name, Age and Address	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience
Stephen M. Atkins (51) 399 Park Avenue, 6th Floor New York, NY 10022	Treasurer and Chief Financial Officer	Since September 2012	Treasurer and Chief Financial Officer of Avenue Mutual Funds Trust (since 2012); Senior Vice President of Avenue Capital Group, an investment management firm (since 2010).
Jeffrey J. Gary (54) 399 Park Avenue, 6th Floor New York, NY 10022	Vice President	Since September 2012

Vice President and Portfolio Manager of Avenue Mutual Funds Trust (since 2012); Portfolio Manager of Avenue Income Credit Strategies Fund (since 2012); Senior Portfolio Manager of Avenue Capital Group, an investment management firm (since 2012).

Ty Oyer (45) 399 Park Avenue, 6th Floor New York, NY 10022	Secretary	Since December 2010	Secretary of Avenue Mutual Funds Trust (since 2012); Deputy Chief Compliance Officer (since 2011) and Compliance Manager of Avenue Capital Group, an investment management firm (since 2008).
Eric Ross (47) 399 Park Avenue, 6th Floor New York, NY 10022	Chief Compliance Officer	Since December 2010	Chief Compliance Officer of Avenue Mutual Funds Trust (since 2012); Chief Compliance Officer of Avenue Capital Group, an investment management firm (since 2006).

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EXHIBIT D

AVENUE INCOME CREDIT STRATEGIES FUND

AUDIT COMMITTEE CHARTER

I.  Audit Committee Membership and Qualifications

The Audit Committee (the “Audit Committee” or “Committee”) of Avenue Income Credit Strategies Fund (the “Fund”) shall consist of at least three members appointed by the Board of Trustees of the Fund (the “Board”). The Board may replace members of the Audit Committee for any reason.

No member of the Audit Committee shall be an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), nor shall any member receive any compensation from the Fund except compensation for service as a member of the Board or a committee of the Board. Each member of the Audit Committee must be financially literate, as that qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable time after appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. No member of the Committee may serve on the audit committee of more than three public companies, including the Fund(1), unless (i) the Board has determined that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and (ii) the Fund makes the required disclosure under Section 303A.07(a) of the New York Stock Exchange Listed Company Manual. The Committee’s composition shall meet such other regulatory requirements relating to audit committees established from time to time by the U.S. Securities and Exchange Commission, the New York Stock Exchange and any other applicable governmental entity or self-regulatory organization or law to which the Fund is subject.

The Board shall determine annually whether any member of the Audit Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.

II.  Purposes of the Audit Committee

The purposes of the Audit Committee are:

A.  to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

B.  to oversee, or, as appropriate, assist Board oversight of, the quality and integrity of the Fund’s financial statements and the independent audit thereof;

C.  to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

D.  to approve prior to appointment the engagement of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors;

E.  to act as a liaison between the Fund’s independent auditors and the full Board;

(1)  When a trustee serves on multiple boards in the same Fund complex such service will be counted as one Board for the purposes of Section 303A.

F.  to prepare the disclosure regarding the audit committee as required by Item 407(d) of Regulation S-K to be included in proxy statements relating to the election of trustees; and

G.  to assist Board oversight of the Fund’s internal audit function (if any).

The independent auditors for the Fund shall report directly to the Audit Committee.

III.  Duties and Powers of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and powers:

A.  to approve prior to appointment the engagement of auditors to annually audit and provide their opinion on the Fund’s financial statements, to recommend to those Board members who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act) the selection, retention or termination of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors. In evaluating the auditor’s qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the auditor, at least annually, describing the following items:

1.  all relationships between the independent auditor and the Fund, including each non-audit service provided to the Fund and the matters set forth in Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence;

2.  any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

3.  the audit firm’s internal quality-control procedures.

B.  to approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, any of its investment advisers or any entity controlling, controlled by, or under common control with such an investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

C.  to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund’s auditors to provide any of the services described in B above;

D.  to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring preapproval by the Audit Committee are identified and referred to the Committee in a timely fashion;

E.  to consider whether the non-audit services provided by the Fund’s auditor to the Fund’s investment adviser(s) or any adviser affiliate that provides ongoing services to the Fund, which services were not preapproved by the Audit Committee, are compatible with maintaining the auditor’s independence;

F.  to review the arrangements for and scope of the annual audit and any special audits;

G.  to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit service;

H.  to consider information and comments from the auditors with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices), to consider management’s responses to any such comments and, to the extent the Audit

Committee deems necessary or appropriate, to promote improvements in the quality of the Fund’s accounting and financial reporting;

I.  to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, to review the auditors’ opinion on the Fund’s financial statements and to review and discuss with management and the independent auditor the Fund’s annual audited financial statements and other periodic financial statements, including any disclosures under “Management’s Discussion of Fund Performance”;

J.  to resolve disagreements between management and the auditors regarding financial reporting;

K.  to consider any reports of difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management’s response thereto;

L.  to review with the Fund’s principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Fund’s internal control over financial reporting;

M.  to establish, or confirm the establishment of, procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Fund, its investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Fund of concerns about accounting or auditing matters, and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

N.  to discuss generally the Fund’s earnings press releases, as well as any financial information and earnings guidance provided to analysts and rating agencies (if any), e.g., the types of information to be disclosed and the type of presentation to be made;

O.  to review in a general manner, but not as a committee to assume responsibility for, the Fund’s processes with respect to risk assessment and risk management;

P.  to set clear policies relating to the hiring by entities within the Fund’s investment company complex(2) of employees or former employees of the independent auditors;

Q.  to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s accounting or financial reporting;

R.  to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

S.  to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

(2)  “Investment company complex” includes:

•  the fund and its investment adviser or sponsor;

•  any entity controlling, controlled by or under common control with the investment adviser or sponsor, if the entity (i) is an investment adviser or sponsor or (ii) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor; and

•  any investment company, hedge fund or unregistered fund that has an investment adviser included in the definition set forth in either of the two bullet points above.

An investment adviser, for these purposes, does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser. Sponsor refers to the sponsor of a unit investment trust.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of the Fund, as appropriate.

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

IV.  Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor’s responsibility to plan and carry out a proper audit. Specifically, Fund’s management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the auditors.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging his or her duties, a member of the Audit Committee is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the trustee reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the trustee reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the trustee is not a member.

V.  Operations of the Audit Committee

A.  The Audit Committee shall meet on a regular basis and at least quarterly and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.

B.  Audit Committee members may attend Committee meetings telephonically (although they are encouraged to attend in person), and the Committee may act by written consent, to the extent permitted by law and by the Fund’s bylaws.

C.  The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.

D.  The Audit Committee shall regularly meet, in separate executive sessions, with representatives of Fund management, the Fund’s internal auditors or other personnel responsible for the Fund’s internal audit function (if any) and the Fund’s independent auditors. The Committee may also request to meet with internal legal counsel and compliance personnel of the Fund’s investment adviser and with entities that provide significant accounting or administrative services to the Fund to discuss matters relating to the Fund’s accounting and compliance as well as other Fund related matters.

E.  The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

F.  The Audit Committee may select one of its members to be the chair and may select a vice chair.

G.  A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.

H.  The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Audit Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

I.  The Audit Committee shall evaluate its performance at least annually.

Approved: December 9, 2010

EXHIBIT E

AVENUE INCOME CREDIT STRATEGIES FUND

NOMINATING COMMITTEE CHARTER

This document constitutes the Charter of the Nominating Committee (the “Committee”) of the Board of Trustees of Avenue Income Credit Strategies Fund (the “Fund”). The Committee is established by the Board of Trustees of the Fund (the “Board”) to select and nominate persons for election as Trustees of the Fund.

I.  Organization. Only members of the Fund’s Board of Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of the Fund (“Disinterested Trustees”) may serve as members of the Committee. The Committee shall be composed of at least three members, and each member shall be appointed by the Board. Members of the Committee shall not receive any compensation from the Fund except for compensation for service as a member of the Board or a committee of the Board.

II.  Meetings

A.  The Committee shall meet only as necessary or appropriate and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Committee and send notice thereof. Notice of meetings shall be made to each member by any reasonable means.

B.  The Committee may meet either on its own or in conjunction with Board meetings; members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and the Fund’s governing documents.

C.  The Committee may select one of its members to be the chair and may select a vice chair.

D.  A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

E.  The Committee shall prepare and retain minutes of its meetings.

III.  Committee Purpose. The purpose of the Committee is to select and nominate persons for election as Trustees of the Fund.

IV.  Identification and Evaluation of Potential Nominees. In identifying and evaluating a person as a potential nominee to serve as a Trustee of the Fund, the Committee shall consider among other factors it may deem relevant:

A.  the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education, skills, judgment, and such other factors as the Committee may consider relevant;

B.  the character and integrity of the person;

C.  whether or not the person is a Disinterested Trustee and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Fund;

D.  whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser or manager of the Fund, Fund service providers or their affiliates;

E.  whether or not the person is financially literate and/or is a “financial expert” as defined in Item 3 of Form N-CSR;

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F.  whether or not the person serves on boards of, or is otherwise affiliated with, financial service organizations, their related investment company complexes or other public companies;

G.  whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee of, the Fund;

H.  whether or not the selection and nomination of the person would be consistent with the requirements of any applicable Fund retirement policies; and

I.  whether or not the selection and nomination of the person would contribute to Board diversity, including with respect to differences of viewpoint, professional experience, education, skill and other individual qualities and attributes.

The Committee shall review and consider nominations for the office of Trustee made by management and by Fund shareholders who have sent nominations (which include the biographical information and the qualifications of the proposed nominee) to the Chief Executive Officer of the Fund, as the Trustees deem appropriate.

V.  Duties and Powers. To carry out the purpose specified in Section III above, the Committee shall have the following duties and powers:

A.  if deemed appropriate and necessary, to select, retain and terminate a search firm to assist the Committee in identifying Trustee candidates, including sole authority to approve all such search firm’s fees and other retention terms;

B.  to report its activities to the Board as necessary;

C.  after determination by the Committee that a person should be selected and nominated as a Trustee of the Fund, the Committee shall present its recommendation to the full Board for its consideration and, where appropriate, separately to all the Disinterested Trustees for their consideration; and

D.  to perform such other functions and to have such other powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

VI.  Periodic Review of Board Composition and Committee Structure. The Committee shall periodically review the composition of the Board and the structure of the committees of the Board in light of the current needs of the Board and the Fund, and determine whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, age, skills, background and experience.

VII.  Trustee Compensation. At least annually, the Committee shall review and approve compensation for the Trustees.

VIII.  Periodic Review of Charter. The Committee shall review this Charter as it deems necessary or appropriate and recommend any changes to the full Board.

IX.  Amendment and Repeal of Charter. This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board on the affirmative vote of a majority of all of the members of the Board, including a majority of the Disinterested Trustees.

Approved: June 14, 2012

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT PROXY AVENUE INCOME CREDIT STRATEGIES FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 16, 2017 This proxy is solicited by the Board of Trustees. The undersigned hereby appoints Ty Oyer and Stephen Atkins, and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the Avenue Income Credit Strategies Fund (the “Fund”), to be held on November 16, 2017, at 8:00 a.m., Eastern time, at the offices of Dechert LLP located at 1095 Avenue of the Americas, New York, New York 10036 (the “Special Meeting”), or any adjournments or postponements thereof to vote, as designated below, all shares of the Fund held by the undersigned at the close of business on September 8, 2017. Capitalized terms used without definition have the meanings given to them in the accompanying proxy statement The undersigned hereby revokes any prior proxy to vote at the Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof. AVE_29190_082417 DO NOT TEAR

EVERY SHAREHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder Meeting to Be Held November 16, 2017. The Proxy Statement for this meeting is available at www.avenuecapital.com/mutualstrategy.aspx PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY This proxy will be voted as specified below. If the proxy is executed, but with respect to the proposals no specification is made, this proxy will be voted in favor of the proposals and in the direction of the above-named proxies as to any other matter that may properly come before the Special Meeting or any adjournments or postponements thereof. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: A 1. 2. Proposals To approve a new investment advisory agreement between the Fund and Aberdeen Asset Managers Limited. To approve a sub-advisory agreement by and among the Fund, Aberdeen Asset Managers Limited and Aberdeen Asset Management Inc. To elect three Trustees, each to serve for a term from one to three years or until his or her successor has been duly elected and qualified, and each to take office only if Proposal 1 and Proposal 2 are both approved by shareholders of the Fund and only after resignation of the current Independent Trustees is effective. FOR AGAINST ABSTAIN 3. Nominees: 01. John Sievwright (Nominee for Class I Trustee to serve for a term expiring in 2018) 02. Nisha Kumar (Nominee for Class II Trustee to serve for a term expiring in 2019) 03. P. Gerald Malone (Nominee for Class III Trustee to serve for a term expiring in 2020) Instruction: To withhold authority to vote for any individual nominee, check the box “For All Except” and write that FOR ALLWITHHOLD FROM NOMINEES ALL NOMINEES FOR ALL EXCEPT nominee’s name on the line provided. If either Proposal 1 or Proposal 2 is not approved by the shareholders, none of the Nominees in Proposal 3 will serve as a Trustee to the Fund, even if elected by shareholders. In such an event, the current Board will continue to serve. The Transaction described in the Proxy Statement is contingent upon each of Proposals 1, 2 and 3 being approved by shareholders. If any of the Proposals are not approved by shareholders, the Transaction will not be completed. Authorized Signatures – This section must be completed for your vote to be counted.– Sign and Date Below B Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, ea ch holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) – Please print date below Signature 1 – Please keep signature within the box Signature 2 – Please keep signature within the box 608999900109999999999 xxxxxxxxxxxxxx + AVE_29170 M xxxxxxxx // X